UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2008
Multi Sector Fixed Income
Core Fixed Income Core Plus Fixed Income Global Income

Goldman Sachs Multi Sector Fixed Income Funds

■	GOLDMAN SACHS CORE FIXED INCOME FUND

■	GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

■	GOLDMAN SACHS GLOBAL INCOME FUND
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	22
Financial Statements	63
Notes to the Financial Statements	68
Financial Highlights	86
Report of Independent Registered Public Accounting Firm	92
Other Information	93

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Principal Investment Strategies and Risks
The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Core Fixed Income Fund
Dear Shareholder:
The Goldman Sachs Core Fixed Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008 the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.99%, -1.28%, -1.38%, -0.94%, and -1.04%, respectively. These returns compare to the 4.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, over the same time period. In the period since their inception through March 31, 2008, the Fund’s Class R and IR Shares generated cumulative total returns of -2.90% and -2.75%, respectively, versus 2.46% for the Lehman Brothers Aggregate Bond Index over the same time period.

As spreads widened during the five-month reporting period, the Fund’s overweight positions in the corporate and mortgage sectors hampered performance. However, the most meaningful detractor from performance was the Fund’s position in super-senior, non-agency adjustable-rate mortgages (“ARMs”). We believe that the underperformance was almost entirely caused by a liquidity crisis in the credit markets. Although the delinquency rate on underlying mortgages rose more quickly than investors anticipated, we do not think it increased enough to fully explain the volatility. We also believe that the securities we hold are structured to withstand ongoing pressure from the extremely weak housing market.

Overall, the Fund’s term structure positioning had a modestly positive impact. Because we believed the Federal Reserve Board (“Fed”) would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall), we were well-positioned when short-term rates declined more than long-term rates.
  Market Review

Economic data over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. At the same time, surging oil and gas prices, a weaker dollar and a softer labor market heightened inflation concerns.

Spread sectors experienced unprecedented volatility. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. It created: 1) a Term Auction Lending Facility (“TALF”) of $100 billion; 2) a Term Securities Lending Facility (“TSLF”) of $200 billion; 3) the Primary Dealer Credit Facility (“PDCF”) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

PORTFOLIO RESULTS

These actions helped to create liquidity and stabilize the markets. In fact, mortgage-backed and asset-backed security prices tentatively began to rebound in April. However, cash bond prices lagged in the liquid synthetic markets (which include indices that mimic the price movement of other securities, such as the investment-grade market CDX IG9 index, a closely watched index of derivatives). The Fed has stated they are considering additional steps to further improve liquidity.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
  Portfolio Composition

At the end of the reporting period, the Fund was targeting a neutral to slightly short duration position relative to the benchmark. We adopted this position because interest rates appear quite low; the market may have been too aggressive in pricing in a potential recession.

We have assumed a small overweight to credit risk to take advantage of attractively priced new issues and to pursue the valuation anomalies that exist due to indiscriminate credit spread widening. Although current market conditions do not appear to support leveraged buying or additional volatility, either of which could generate wider spreads over the medium term, we do not expect to see a broad bear market since, outside of the financial sector, corporate balance sheets remain robust. Among financial companies, however, we believe that further downgrades are likely; the availability of loans should also shrink as some of these companies are forced to write down delinquent subprime loans. This may negatively impact corporate profits and growth prospects, which in turn may further pinch overextended consumers.

Passthrough spreads on mortgage-backed securities (“MBS”) are wide relative to their long-term averages, but agency mortgage passthroughs still appear expensive to us relative to other AAA non-agency mortgages. Nevertheless, some investors may sell their agency mortgages in favor of the higher-yielding non-agency mortgage securities, which may provide us with the opportunity to purchase select agency passthroughs at attractive prices. The housing slowdown has had a large impact on valuations as sluggish housing turnover and significantly tighter credit conditions reduce prepayment rates. An environment characterized by slower refinancing and low housing turnover enhances the yield on premium passthroughs, while eroding yields on discount passthroughs. This significantly increases the attractiveness of higher-coupon passthroughs, leading us to overweight them.

PORTFOLIO RESULTS

We continue to favor bonds that have modest exposure to market volatility and low housing turnover (i.e., seasoned 15-year MBS, super-senior AAA ARMs, and super-senior AAA asset-backed securities). The spreads on commercial mortgage-backed securities have recovered somewhat, and at current levels, the most highly rated of these securities appear attractive.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2008

FUND BASICS
Core Fixed Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
November 1, 2007-March 31, 2008	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	-0.99%	4.30%	4.47%
Class B	-1.28	4.30	3.93
Class C	-1.38	4.30	3.93
Institutional	-0.94	4.30	5.03
Service	-1.04	4.30	4.52

November 30, 2007-March 31, 2008

Class R	-2.90	2.46	4.47
Class IR	-2.75	2.46	4.95

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.57%	2.65%	4.63%	5.13%	5/1/97
Class B	-3.92	2.39	4.33	4.80	5/1/97
Class C	0.12	2.80	4.33	4.57	8/15/97
Institutional	2.24	3.97	5.50	5.98	1/5/94
Service	1.73	3.47	4.99	5.49	3/13/96
Class R	N/A	N/A	N/A	-2.90	11/30/07
Class IR	N/A	N/A	N/A	-2.75	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	0.79%
Class B	1.54	1.54
Class C	1.54	1.54
Institutional	0.45	0.45
Service	0.95	0.95
Class R	1.04	1.04
Class IR	0.54	0.54

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in the Institutional Shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Core Fixed Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1998 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	1.98%	3.59%	5.11%	5.58%
Including sales charges	-2.57%	2.65%	4.63%	5.13%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	1.13%	2.80%	4.33%	4.80%
Including contingent deferred sales charges	-3.92%	2.39%	4.33%	4.80%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.13%	2.80%	4.33%	4.57%
Including contingent deferred sales charges	0.12%	2.80%	4.33%	4.57%

Institutional Class (commenced January 5, 1994)	2.24%	3.97%	5.50%	5.98%

Service Class (commenced March 13, 1996)	1.73%	3.47%	4.99%	5.49%

Class R (commenced November 30, 2007)	N/A	N/A	N/A	-2.90%

Class IR (commenced November 30, 2007)	N/A	N/A	N/A	-2.75%

PORTFOLIO RESULTS
Core Plus Fixed Income Fund
Dear Shareholder:
The Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008 the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.21%, 0.99%, 0.99%, 1.45%, and 1.26%, respectively. These returns compare to the 4.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, over the same time period. In the period since their inception through March 31, 2008, the Fund’s Class R and IR Shares generated cumulative total returns of -0.41% and -0.26%, respectively, versus 2.46% for the Lehman Brothers Aggregate Bond Index over the same time period.
  Performance Review

As spreads widened during the five-month reporting period, the Fund’s overweight positions in the corporate and mortgage sectors hampered performance. However, the most meaningful detractor from performance was the Fund’s position in super-senior, non-agency adjustable-rate mortgages (“ARMs”). We believe that the underperformance was almost entirely caused by a liquidity crisis in the credit markets. Although the delinquency rate on underlying mortgages rose more quickly than investors anticipated, we do not think it increased enough to fully explain the volatility. We also believe that the securities we hold are structured to withstand ongoing pressure from the extremely weak housing market.

Overall, the Fund’s term structure positioning had a modestly positive impact. Because we believed the Federal Reserve Board (“Fed”) would continue lowering the Federal Funds rate (causing shorter maturity Treasury yields to fall), we were well-positioned when short-term rates declined more than long-term rates.

Finally, security selection among industrial and financial investment-grade corporate bonds contributed to performance while our mix of local emerging market debt detracted.
  Market Review

Economic data over the five-month period suggested that a recession was growing more likely. The housing market struggled as home prices continued to depreciate and sales of existing and new homes declined. At the same time, surging oil and gas prices, a weaker dollar and a softer labor market heightened inflation concerns.

Spread sectors experienced unprecedented volatility. U.S. Treasury yields fell dramatically as contagion from the subprime mortgage crisis spread, sparking a global flight to quality and the massive unwinding of leveraged positions. Credit and mortgage-related sector spreads widened to historic levels as supply flooded the market. To restore liquidity, the Fed took extraordinary steps to stave off a financial crisis. It created: 1) a Term Auction Lending Facility (“TALF”) of $100 billion; 2) a Term Securities Lending Facility

PORTFOLIO RESULTS

(“TSLF”) of $200 billion; 3) the Primary Dealer Credit Facility (“PDCF”) with no specified limit; and 4) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut the discount rate and the Fed Funds rate, citing risks to economic growth. Meanwhile, the federal government enacted policy changes that allow Fannie Mae and Freddie Mac to purchase additional mortgage securities.

These actions helped to create liquidity and stabilize the markets. In fact, mortgage-backed and asset-backed security prices tentatively began to rebound in April. However, cash bond prices lagged in the liquid synthetic markets (which include indices that mimic the price movement of other securities, such as the investment-grade market CDX IG9 index, a closely watched index of derivatives). The Fed has stated they are considering additional steps to further improve liquidity.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Plus Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
  Portfolio Composition

At the end of the reporting period, the Fund was targeting a neutral to slightly short duration position relative to the benchmark. We adopted this position because interest rates appear quite low; the market may have been too aggressive in pricing in a potential recession.

We have assumed a small overweight to credit risk to take advantage of attractively priced new issues and to pursue the valuation anomalies that exist due to indiscriminate credit spread widening. Although current market conditions do not appear to support leveraged buying or additional volatility, either of which could generate wider spreads over the medium term, we do not expect to see a broad bear market since, outside of the financial sector, corporate balance sheets remain robust. Among financial companies, however, we believe that further downgrades are likely; the availability of loans should also shrink as some of these companies are forced to write down delinquent subprime loans. This may negatively impact corporate profits and growth prospects, which in turn may further pinch overextended consumers.

Passthrough spreads on mortgage-backed securities (“MBS”) are wide relative to their long-term averages, but agency mortgage passthroughs still appear expensive to us relative to other AAA non-agency mortgages. Nevertheless, some investors may sell their agency mortgages in favor of the higher-yielding non-agency mortgage securities, which may provide us with the opportunity to purchase select agency passthroughs at attractive prices. The housing slowdown has had a large impact on valuations as sluggish housing turnover

PORTFOLIO RESULTS

and significantly tighter credit conditions reduce prepayment rates. An environment characterized by slower refinancing and low housing turnover enhances the yield on premium passthroughs, while eroding yields on discount passthroughs. This significantly increases the attractiveness of higher-coupon passthroughs, leading us to overweight them.

We continue to favor bonds that have modest exposure to market volatility and low housing turnover (i.e., seasoned 15-year MBS, super-senior AAA ARMs, and super-senior AAA asset-backed securities). The spreads on commercial MBS have recovered somewhat, and at current levels, the most highly rated of these securities appear attractive.

We believe that high yield returns are likely to remain volatile until there is clarity on the extent of the U.S. economic slowdown and its impact on the global economy. In the coming months, we believe high yield returns will be driven primarily by coupon payments, offset by default rates that rise to more normal levels.

Within emerging markets, we continue to see favorable conditions as individual countries establish macroeconomic stabilization programs and improve their debt management efforts. We assumed a slight overweight based on our belief that sustained or rising commodity prices should continue to support emerging markets, particularly oil exporting nations. We believe that the current long-term technical picture also shines favorably on the asset class. Investor demand is solid and expanding, while net supply remains favorable; generally speaking, emerging economies have been paying down more debt than they have been issuing and have strong balance sheets. Nonetheless, we remain confident about the prospects for this asset class despite recent spread widening. Increased volatility is not uncommon in times of global risk aversion, when all spread sectors are affected. Of course, we continue to stay abreast of market news and will prudently increase or decrease exposure based on fundamental valuations and/or market technicals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2008

FUND BASICS
Core Plus Fixed Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
November 1, 2007-March 31, 2008	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	1.21%	4.30%	4.11%
Class B	0.99	4.30	3.56
Class C	0.99	4.30	3.55
Institutional	1.45	4.30	4.65
Service	1.26	4.30	4.16

November 30, 2007-March 31, 2008

Class R	-0.41	2.46	4.04
Class IR	-0.26	2.46	4.50

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-0.25%	0.34%	11/30/06
Class B	N/A	-0.54	6/20/07
Class C	2.65	3.09	11/30/06
Institutional	4.86	4.25	11/30/06
Service	N/A	5.13	6/20/07
Class R	N/A	-0.41	11/30/07
Class IR	N/A	-0.26	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end, except for Class R and Class IR Shares. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.36%
Class B	1.58	2.11
Class C	1.58	2.11
Institutional	0.49	1.02
Service	0.99	1.52
Class R	1.08	1.61
Class IR	0.58	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government. 1.1% of the Federal Agencies are guaranteed by GNMA.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 4.5%) of the Goldman Sachs Core Plus Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Core Plus Fixed Income Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced November 30, 2006)
Excluding sales charges	4.46%	3.85%
Including sales charges	-0.25%	0.34%

Class B (commenced June 20, 2007)
Excluding contingent deferred sales charges	N/A	4.63%
Including contingent deferred sales charges	N/A	-0.54%

Class C (commenced November 30, 2006)
Excluding contingent deferred sales charges	3.68%	3.09%
Including contingent deferred sales charges	2.65%	3.09%

Institutional Class (commenced November 30, 2006)	4.86%	4.25%

Service Class (commenced June 20, 2007)	N/A	5.13%

Class R (commenced November 30, 2007)	N/A	-0.41%

Class IR (commenced November 30, 2007)	N/A	-0.26%

PORTFOLIO RESULTS
Global Income Fund
Dear Shareholder:
The Goldman Sachs Global Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 1.33%, 1.10%, 1.02%, 1.48%, and 1.27%, respectively. These returns compare to the 3.25% cumulative total return of the Fund’s benchmark, the Lehman Brothers Global Aggregate Index (USD hedged) and the 4.40% cumulative total return of the Fund’s previous benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.

Effective July 2, 2007, the Fund changed its benchmark from the J.P. Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD hedged). The Fund’s investment adviser, Goldman Sachs Asset Management International, believes that the new benchmark will permit the Fund (consistent with its investment objectives and strategy) to access a broader universe of investment opportunities in countries that are not included in the J.P. Morgan Global Government Bond Index (hedged).

The primary detractors from relative performance were our corporate selection strategy and our position in collateralized mortgage securities. The Fund’s duration positioning contributed positively to relative performance.

Our overweight position to corporate credits, taken in January and February 2008, detracted from results. After the extreme spread widening that occurred during the second half of 2007 and early 2008, we added corporate exposure via credit default swap index positions because we saw value in corporate spreads. Our two-pronged approach involved the buying of new issues in the primary market and the selling of credit default protection (thereby gaining exposure to the corporate bond market) through the credit default swap (“CDS”) market (iTraxx); the credit default swap market remained more liquid than the cash corporate market during the period. Unfortunately, our position underperformed along with the rest of the corporate credit market as volatility spiked and the price difference between cash and synthetic credit (which includes securities that mimic the price movement of other securities) dramatically widened. Many investors who use debt to finance purchases hedged their long corporate exposure via the Credit Default Swap index, and we believe the technical pressure overwhelmed market fundamentals.

Our overweight to super-senior, non-agency adjustable-rate mortgage securities (“ARMs”)* and mortgage-related asset-backed securities detracted from performance mainly because of significant selling in the mortgage-backed securities (“MBS”) market. We feel it was due to large liquidations of leveraged positions as well as the liquidity crisis that continues to affect all sectors of the credit markets, including corporate bonds and agency-backed mortgages.

*	Refer to Schedule of Investments for variable rate mortgages.

PORTFOLIO RESULTS

In our opinion, super senior securities are fundamentally sound because they have priority in the event of bankruptcy, which can potentially reduce losses. Furthermore, investors appear to have sold securities indiscriminately and without regard to quality, leading to pricing dislocations particularly in non-agency adjustable rate mortgages where forced selling of high quality MBS assets contributed to record spread widening and the underperformance of the asset class.
  Market Review

In the U.S., a significant housing slowdown, a surge in oil and gasoline prices, and a liquidity crisis in the credit markets led to a marked increase in recessionary concerns. To restore liquidity, U.S. policymakers have taken aggressive and in some cases unprecedented steps. The Federal Reserve Board also reduced the Federal Funds rate to 2.25% in an attempt to ease the economic slowdown; more rate cuts could occur in the near future. U.S. Treasuries continued their impressive rally as the flight to quality throughout the credit crunch became more intense. The yield curve steepened dramatically as the yields on Treasury two-year notes fell 1.73% to 2.44% while benchmark 10-year bond yield fell 1.06% to 3.41%. Investors aggressively priced in future Federal Reserve easing and flocked to only the safest assets available, short term government debt. Markets did begin to stabilize in April, following the Fed’s unprecedented steps to restore liquidity, and many non-Treasury sectors of the bond market rallied in April, including non-agency mortgages.

Fears that a U.S. recession could hurt the European economy became more pronounced, particularly in early 2008. European bonds rallied substantially over the period as investors moved to price in future European Central Bank (“ECB”) rate cuts. Economic data remained resilient, but growth slowed as contagion from the U.S. was felt throughout the Eurozone. A resolute ECB held rates steady at 4.00% to guard against rising inflation but acknowledged risks to economic growth. Business investment has expanded on the backs of strong exports and corporate profits, becoming a major driver of Eurozone growth. However, recent evidence that exports have slowed suggests that the pace will be difficult to sustain. Consumption also remains subdued amid worries over rising inflation and weak wage and income growth, which adds to the case for weaker business investment.

Although the U.K. economy began to slow over the period, recent data suggest it could narrowly avoid a recession. Manufacturing activity has sharply decelerated and could start to shrink, but the service sector, which is more exposed than other sectors to business conditions and to the financial services industry, appears to be stabilizing. Consumers are cautious: consumer confidence hit a 15-year low in March. In the housing sector, a U.S.-like collapse has not materialized. While housing prices rose in March at their slowest pace since 1996, they are still supported by low unemployment and limited supply. Lending standards have tightened, but the impact on prime borrowers has not been severe; subprime is only a small part of the U.K. housing market. Meanwhile, the Bank of England’s

PORTFOLIO RESULTS

Monetary Policy Committee (“MPC”) is concerned about the inflation potential of rising oil and food prices as well as higher wages. Between early December and March, MPC cautiously cut rates in quarter-percent increments from 5.75% to 5.25%.

In Japan, government bonds rallied along with overseas bonds, with benchmark 10-year yields falling 33 basis points to 1.28%. Expectations for Japan’s economic recovery have faded, along with the Bank of Japan’s hopes to normalize interest rates, at least during the first half of 2008. Japan has benefited from a virtuous cycle of domestic credit creation, wage growth and asset price reflation, but that cycle — compounded by a political impasse — now appears to be shifting into reverse. Economic data suggest the job market may soften while wage growth is weak, which weighs on the consumer sector. Business sentiment is tepid, particularly in the manufacturing sector where soaring costs and a lack of domestic pricing power have been a lethal combination.

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.
  Portfolio Composition

At the end of the reporting period, the Fund was targeting a slightly long duration position relative to the benchmark. In the U.S., we hold a short duration position because we feel that the economic data are not negative enough to warrant the weakness currently priced into the bond markets. However, we have moved to a long duration bias in Europe as we feel the ECB has not done enough to combat the deteriorating credit conditions and the potential impact of a weaker U.S. economy. While the ECB is currently on hold, we believe the next rate move could be downwards as the European economy re-couples with a recovering U.S. economy.

We have assumed a small overweight to credit risk to take advantage of attractively priced new issues and to pursue the valuation anomalies that exist due to indiscriminate credit spread widening. Although current market conditions do not appear to support leveraged buying or additional volatility, either of which could generate wider spreads over the medium term, we do not expect to see a broad bear market since outside of the financial sector corporate balance sheets remain robust. Among financial companies, however, we believe that further downgrades are likely; the availability of loans should also shrink as some of these companies are forced to write down delinquent subprime loans. This may negatively impact corporate profits and growth prospects, which in turn may further pinch overextended consumers.

PORTFOLIO RESULTS

Passthrough spreads on MBS are wide relative to their long-term averages, but agency mortgage passthroughs still appear expensive to us relative to other AAA non-agency mortgages. Nevertheless, some investors may sell their agency mortgages in favor of the higher-yielding non-agency mortgage securities, which may provide us with the opportunity to purchase select agency passthroughs at attractive prices. The housing slowdown has had a large impact on valuations as sluggish housing turnover and significantly tighter credit conditions reduce prepayment rates. An environment characterized by slower refinancing and low housing turnover enhances the yield on premium passthroughs, while eroding yields on discount passthroughs. This significantly increases the attractiveness of higher-coupon passthroughs, leading us to overweight them.

We continue to favor bonds that have modest exposure to market volatility and low housing turnover (i.e., seasoned 15-year MBS, super-senior AAA ARMs, and super-senior AAA asset-backed securities). The spreads on commercial mortgage-backed securities have recovered somewhat, and at current levels, the most highly rated of these securities appear attractive.

Within our active currency strategy, we are positioned short the British pound and the Euro as we feel contagion from U.S. economic weakness and the distressed credit environment will increase the likelihood of MPC and ECB rate cuts. Additionally, we are long commodity currencies including the Australian Dollar, Norwegian Krona, and Swedish Krona but remain cautious on the Canadian Dollar due to the country’s proximity to the U.S.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

April 29, 2008

FUND BASICS
Global Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

November 1, 2007-	Fund Total Return	Lehman Brothers Global	30-Day
March 31, 2008	(based on NAV1)	Aggregate Index (USD hedged)[2]	Standardized Yield[3]

Class A	1.33%	3.25%	2.88%
Class B	1.10	3.25	2.27
Class C	1.02	3.25	2.26
Institutional	1.48	3.25	3.36
Service	1.27	3.25	2.86

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective July 2, 2007, the Goldman Sachs Global Income Fund changed its benchmark from the J.P. Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD hedged). The Lehman Brothers Global Aggregate Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The J.P. Morgan Global Government Bond Index (hedged) is a broad measure of bond performance in developed countries, including the United States, is unmanaged, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.39%	2.65%	3.90%	5.68%	8/2/91
Class B	-0.76	2.49	3.76	4.77	5/1/96
Class C	3.26	2.90	3.76	4.21	8/15/97
Institutional	5.42	4.06	4.95	6.33	8/1/95
Service	4.90	3.54	4.41	6.00[5]	8/2/91

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.08%
Class B	1.77	1.83
Class C	1.77	1.83
Institutional	0.68	0.74
Service	1.18	1.24

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
CURRENCY ALLOCATION[7]

	Percentage of Net Assets

	as of 3/31/08	as of 10/31/07

U.S. Dollar[8]	41.4%	39.1%
Euro	32.8	34.2
Japanese Yen	13.6	15.1
British Pound	3.4	3.4
Canadian Dollar	1.2	1.2
Danish Krone	0.5	0.5
Polish Zloty	0.5	0.4
Swedish Krona	0.4	0.4
Deutschemark	0.3	0.3
Australian Dollar	0.1	0.1

[7]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 2008 and 2007 would have been 50.2% and 73.5%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in the Institutional Shares of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Global Aggregate Index (USD hedged) (the “Lehman GA Index (USD hedged)”) and the Fund’s previous benchmark, J.P. Morgan Global Government Bond Index (hedged) (the “JP Morgan GGB Index (hedged)”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Global Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested from April 1, 1998 to March 31, 2008.

Average Annual Total Return Through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 2, 1991)
Excluding sales charges	5.13%	3.60%	4.38%	5.98%
Including sales charges	0.39%	2.65%	3.90%	5.68%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.35%	2.90%	3.76%	4.77%
Including contingent deferred sales charges	-0.76%	2.49%	3.76%	4.77%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.29%	2.90%	3.76%	4.21%
Including contingent deferred sales charges	3.26%	2.90%	3.76%	4.21%

Institutional Class (commenced August 1, 1995)	5.42%	4.06%	4.95%	6.33%

Service Class (commenced March 12, 1997)	4.90%	3.54%	4.41%	4.97%

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – 21.1%

Automotive – 0.1%
General Motors Acceptance Corp.
$2,900,000	6.875%		09/15/11	$2,234,905

Banks – 4.5%
ANZ Capital Trust II(a)(b)
3,500,000	5.360		12/15/49	3,333,193
Associates Corp. NA(c)
2,000,000	8.550		07/15/09	2,113,670
Astoria Financial Corp.(b)
4,600,000	5.750		10/15/12	4,343,192
Bank of America Corp.
500,000	5.375		06/15/14	513,020
3,250,000	5.750		12/01/17	3,363,240
8,550,000	8.000	(b)(d)	01/30/49	8,560,260
Citigroup, Inc.
2,000,000	7.250		10/15/11	2,198,438
4,325,000	5.850		07/02/13	4,388,266
6,050,000	6.875		03/05/38	6,045,723
Fleet Boston Financial Corp.
450,000	7.375		12/01/09	480,817
Greater Bay Bancorp Series D
2,900,000	5.125		04/15/10	3,033,417
GreenPoint Financial Corp.
2,400,000	3.200		06/06/08	2,385,205
HBOS Capital Funding LP(a)(b)(d)
4,325,000	6.071		06/30/49	3,798,712
ING Capital Funding Trust III(b)(d)
2,150,000	8.439		12/31/49	2,145,038
JPMorgan & Co., Inc.
155,000	6.000		01/15/09	157,609
JPMorgan Chase & Co.
7,950,000	6.000		01/15/18	8,290,427
JPMorgan Chase Bank NA
4,475,000	6.000		10/01/17	4,678,570
Mizuho JGB Investment LLC(a)(b)(d)
1,600,000	9.870		06/30/49	1,606,648
MUFG Capital Finance 1 Ltd.(d)
4,650,000	6.346		07/25/49	3,720,000
National Australia Bank Ltd.(b)
2,000,000	8.600		05/19/10	2,191,672
PNC Bank NA
3,075,000	6.875		04/01/18	3,127,161
Regions Financial Corp.
4,500,000	7.000		03/01/11	4,551,063
Resona Bank Ltd.(a)(b)(d)
3,500,000	5.850		04/15/49	2,908,535
EUR2,675,000	4.125		09/27/49	3,559,679
Resona Preferred Global Securities Ltd.(a)(b)(d)
$1,375,000	7.191		07/30/49	1,200,826
Royal Bank of Scotland Group PLC(b)
4,500,000	9.118		03/31/49	4,539,663
2,425,000	6.990	(a)(d)	10/05/49	2,058,583
Santander Issuances S.A Unipersonal(a)(b)(d)
1,600,000	5.805		06/20/16	1,587,709
400,000	6.671		10/24/49	360,464
Sovereign Bank(b)(d)
2,550,000	4.375		08/01/13	2,323,121
Union Planters Corp.
150,000	7.750		03/01/11	159,123
Wachovia Bank NA
5,000,000	7.875		02/15/10	5,362,437
Wells Fargo & Co.
500,000	3.500		04/04/08	499,996
8,500,000	4.375		01/31/13	8,456,471
1,850,000	5.625		12/11/17	1,892,293
Wells Fargo Bank NA
1,000,000	6.450		02/01/11	1,067,344

				111,001,585

Brokerage – 1.9%
Bear Stearns Cos., Inc.
500,000	4.500		10/28/10	472,500
4,225,000	6.400		10/02/17	4,171,769
4,900,000	7.250		02/01/18	5,063,616
FMR Corp.(a)
500,000	4.750		03/01/13	509,478
Lehman Brothers Capital Trust VII(b)(d)
2,200,000	5.857		11/30/49	1,391,500
Lehman Brothers Holdings, Inc.
4,500,000	5.250		02/06/12	4,342,212
EUR2,650,000	5.375		10/17/12	3,690,641
$1,375,000	5.625		01/24/13	1,337,002
4,825,000	6.200		09/26/14	4,759,013
Merrill Lynch & Co., Inc.
4,575,000	5.450		02/05/13	4,501,155
2,950,000	6.400		08/28/17	2,882,301
Morgan Stanley
2,300,000	5.750		08/31/12	2,341,639
3,000,000	5.300	(b)	03/01/13	2,953,651
7,850,000	6.625	(b)	04/01/18	7,852,763

				46,269,240

Captive Financial – 0.2%
International Lease Finance Corp.
2,625,000	4.950		02/01/11	2,588,476
Nelnet, Inc.(b)
2,580,000	5.125		06/01/10	2,502,966

				5,091,442

Diversified Manufacturing(a)(b) – 0.1%
Tyco Electronics Group SA
1,950,000	6.000		10/01/12	1,998,633

Electric – 1.2%
Arizona Public Service Co.(b)
2,590,000	5.800		06/30/14	2,539,379
4,425,000	6.250		08/01/16	4,374,247
CenterPoint Energy, Inc. Series B(b)
550,000	7.250		09/01/10	584,475
Commonwealth Edison Co.(b)
2,400,000	5.875		02/01/33	2,166,302
2,725,000	5.900		03/15/36	2,456,451

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Electric – (continued)
FirstEnergy Corp. Series C(b)
$3,150,000	7.375%		11/15/31	$3,362,754
MidAmerican Energy Holdings Co.(b)
2,210,000	7.520		09/15/08	2,244,080
3,575,000	6.125		04/01/36	3,472,260
NiSource Finance Corp.(b)(d)
5,000,000	3.663		11/23/09	4,853,640
Progress Energy, Inc.(b)
50,000	5.625		01/15/16	50,760
2,250,000	7.750		03/01/31	2,628,753
Union Electric Co.
500,000	6.750		05/01/08	500,952

				29,234,053

Energy(b) – 0.9%
Canadian Natural Resources Ltd.
2,250,000	5.150		02/01/13	2,295,270
2,050,000	5.700		05/15/17	2,052,437
2,675,000	6.500		02/15/37	2,618,227
EnCana Corp.
6,175,000	6.500		02/01/38	6,131,627
Kerr-McGee Corp.
4,575,000	6.950		07/01/24	4,876,179
Transocean, Inc.
3,675,000	6.800		03/15/38	3,754,236

				21,727,976

Entertainment – 0.1%
Time Warner Entertainment Co.
2,175,000	8.375		03/15/23	2,407,480

Environmental(b) – 0.1%
Waste Management, Inc.
2,000,000	7.375		08/01/10	2,108,952

Food & Beverage – 0.6%
Cargill, Inc.(a)(b)
6,425,000	6.000		11/27/17	6,480,583
General Mills, Inc.(b)
4,900,000	5.200		03/17/15	4,913,955
Kraft Foods, Inc.
2,375,000	6.500		08/11/17	2,436,629

				13,831,167

Gaming(b) – 0.1%
Harrah’s Operating Co., Inc.
2,475,000	5.500		07/01/10	2,165,625
MGM Mirage, Inc.
850,000	8.500		09/15/10	881,875

				3,047,500

Health Care Services(b) – 0.3%
UnitedHealth Group, Inc.
7,700,000	5.500		11/15/12	7,815,346

Life Insurance – 0.5%
American International Group, Inc.(b)
1,675,000	6.250		03/15/37	1,356,926
Americo Life, Inc.(a)(b)
1,600,000	7.875		05/01/13	1,669,139
Phoenix Life Insurance Co.(a)(b)
3,200,000	7.150		12/15/34	3,264,986
Principal Financial Group Australia(a)(b)
2,750,000	8.200		08/15/09	2,908,950
Reinsurance Group of America, Inc.
550,000	6.750		12/15/11	566,422
Symetra Financial Corp.(a)(b)(d)
3,100,000	8.300		10/15/37	3,024,806

				12,791,229

Media-Cable – 1.6%
Comcast Cable Communications Holdings, Inc.
7,395,000	8.375		03/15/13	8,241,644
2,050,000	9.455		11/15/22	2,485,399
Cox Communications, Inc.(b)
7,211,000	4.625		01/15/10	7,204,745
5,050,000	5.875	(a)	12/01/16	5,014,079
Cox Enterprises, Inc.(a)(b)
2,825,000	4.375		05/01/08	2,825,949
Rogers Cable, Inc.(b)
1,525,000	7.875		05/01/12	1,666,172
1,575,000	5.500		03/15/14	1,486,380
Time Warner Cable, Inc.(b)
8,050,000	5.400		07/02/12	7,909,383
150,000	6.550		05/01/37	141,597
Viacom, Inc.(b)
1,975,000	5.750		04/30/11	1,990,758

				38,966,106

Media-Non Cable(b) – 0.5%
AMFM, Inc.
5,325,000	8.000		11/01/08	5,503,712
News America, Inc.
2,750,000	6.400		12/15/35	2,668,927
4,400,000	6.650	(a)	11/15/37	4,437,352

				12,609,991

Metals & Mining(b) – 0.2%
Inco Ltd.
5,550,000	5.700		10/15/15	5,358,172

Noncaptive-Financial – 1.4%
American General Finance Corp.
2,525,000	5.900		09/15/12	2,495,579
Countrywide Home Loans, Inc.
1,150,000	6.250		04/15/09	1,064,994
1,125,000	5.625		07/15/09	1,032,124
GATX Financial Corp.(b)
5,775,000	5.125		04/15/10	5,837,491
General Electric Capital Corp.
3,000,000	7.375		01/19/10	3,218,698
1,300,000	6.000		06/15/12	1,386,060

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Noncaptive-Financial – (continued)
HSBC Finance Corp.
$250,000	8.000%	07/15/10	$270,944
8,375,000	5.700	06/01/11	8,425,451
1,000,000	6.375	10/15/11	1,055,228
PHH Corp.(b)
1,900,000	7.125	03/01/13	1,809,915
Residential Capital LLC(b)
5,200,000	6.375	06/30/10	2,613,000
SLM Corp.
5,775,000	5.400	10/25/11	4,664,375

			33,873,859

Pipelines(b) – 1.5%
Boardwalk Pipelines LP
4,400,000	5.875	11/15/16	4,239,319
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,148,252
Energy Transfer Partners LP
2,175,000	5.650	08/01/12	2,181,995
6,450,000	5.950	02/01/15	6,279,559
3,200,000	6.700	07/01/18	3,223,936
Enterprise Products Operating LP
3,525,000	5.600	10/15/14	3,406,717
4,625,000	5.000	03/01/15	4,283,966
ONEOK Partners LP
2,625,000	6.650	10/01/36	2,482,700
2,900,000	6.850	10/15/37	2,869,814
Panhandle Eastern Pipe Line Co.
1,350,000	4.800	08/15/08	1,351,683
Southern Natural Gas Co.(a)
1,650,000	5.900	04/01/17	1,646,776

			36,114,717

Property/Casualty Insurance – 1.3%
AON Capital Trust A
1,852,000	8.205	01/01/27	1,776,494
Arch Capital Group Ltd.(b)
3,200,000	7.350	05/01/34	3,041,604
Aspen Insurance Holdings Ltd.(b)
1,525,000	6.000	08/15/14	1,609,124
CNA Financial Corp.
98,000	6.600	12/15/08	99,469
500,000	5.850 (b)	12/15/14	484,292
Endurance Specialty Holdings Ltd.(b)
2,950,000	6.150	10/15/15	3,057,914
Hartford Financial Services Group, Inc.(b)
2,000,000	7.900	06/15/10	2,157,546
QBE Insurance Group Ltd.(a)(b)(d)
3,150,000	5.647	07/01/23	3,216,522
Swiss Re Capital I LP(a)(b)(d)
5,100,000	6.854	05/29/49	4,745,876
The Chubb Corp.(b)(d)
4,225,000	6.375	03/29/37	3,934,611
White Mountains Reinsurance Group Ltd.(a)(b)
4,900,000	6.375	03/20/17	4,721,025
ZFS Finance USA Trust I(a)(b)(d)
625,000	6.150	12/15/65	552,303
ZFS Finance USA Trust IV(a)(b)(d)
3,050,000	5.875	05/09/32	2,884,721

			32,281,501

Real Estate Investment Trusts(b) – 0.8%
Brandywine Operating Partnership LP
3,740,000	4.500	11/01/09	3,568,660
Highwoods Properties, Inc.
3,525,000	5.850	03/15/17	3,011,045
iStar Financial, Inc.
2,200,000	5.650	09/15/11	1,672,000
iStar Financial, Inc. Series B
3,275,000	5.700	03/01/14	2,358,000
Liberty Property LP
1,100,000	7.250	03/15/11	1,125,859
Simon Property Group LP(c)
1,625,000	7.000	06/15/08	1,645,724
Westfield Capital Corp.(a)
3,725,000	5.125	11/15/14	3,394,797
Westfield Group(a)
4,411,000	5.400	10/01/12	4,291,519

			21,067,604

Retailers(b) – 0.6%
CVS Caremark Corp.
4,525,000	5.750	06/01/17	4,595,413
Marks & Spencer PLC(a)
2,850,000	6.250	12/01/17	2,813,571
3,825,000	7.125	12/01/37	3,492,667
Nordstrom, Inc.
5,250,000	6.250	01/15/18	5,225,971

			16,127,622

Technology(b) – 0.4%
Computer Sciences Corp.(a)
4,725,000	6.500	03/15/18	4,800,562
Fiserv, Inc.
4,800,000	6.125	11/20/12	4,946,467

			9,747,029

Wireless Telecommunications(b) – 0.6%
America Movil SA de CV
1,800,000	5.500	03/01/14	1,804,212
AT&T Wireless Services, Inc.
5,775,000	7.875	03/01/11	6,291,456
Sprint Capital Corp.
3,100,000	7.625	01/30/11	2,867,500
2,735,000	6.875	11/15/28	2,037,575
Telecom Italia Capital SA
2,475,000	4.875	10/01/10	2,438,065

			15,438,808

Wirelines Telecommunications – 1.6%
Ameritech Capital Funding
775,000	6.250	05/18/09	807,426
AT&T, Inc.(b)
2,725,000	4.125	09/15/09	2,736,529

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Wirelines Telecommunications – (continued)
BellSouth Corp.(b)
$7,000,000	6.000%	10/15/11	$7,323,533
Deutsche Telekom International Finance BV
2,800,000	5.375 (b)	03/23/11	2,823,814
2,900,000	8.250	06/15/30	3,454,706
France Telecom SA(b)
5,750,000	7.750	03/01/11	6,236,632
Qwest Capital Funding, Inc.(b)
500,000	7.900	08/15/10	503,750
Telecom Italia Capital(b)
3,050,000	4.000	01/15/10	2,992,005
2,625,000	4.950	09/30/14	2,382,053
Telefonica Europe BV(b)
2,575,000	7.750	09/15/10	2,762,946
TPSA Finance BV(a)
2,200,000	7.750	12/10/08	2,267,041
Verizon Communications, Inc.(b)
4,125,000	6.400	02/15/38	4,015,985

			38,306,420

TOTAL CORPORATE BONDS
(Cost $532,685,428)			$519,451,337

Mortgage-Backed Obligations – 75.2%

Adjustable Rate Non-Agency(d) – 20.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$2,214,266	4.996%	04/25/35	$2,175,703
American Home Mortgage Assets Series 2007-1, Class A1
20,883,974	5.026	02/25/47	15,014,224
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
82,221	6.779	08/25/33	71,779
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
3,405,118	4.452	04/25/34	2,908,418
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
8,270,696	5.069	06/25/35	7,880,944
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
770,870	5.750	07/25/36	592,207
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
19,447,249	6.264	09/25/47	15,998,870
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
2,582,455	2.869	10/25/35	1,927,683
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
20,586,789	2.799	09/25/36	14,571,875
Chase Mortgage Finance Corp. Series 2007-A1, Class 1A3
13,684,587	4.353	02/25/37	13,520,231
Chase Mortgage Finance Corp. Series 2007-A1, Class 4A1
6,351,528	4.472	02/25/37	6,268,373
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
2,664,766	4.170	02/25/37	2,606,803
Countrywide Alternative Loan Trust Series 2005-38, Class A1
1,838,489	5.736	09/25/35	1,281,405
Countrywide Alternative Loan Trust Series 2005-51, Class 1A1
5,107,188	2.856	11/20/35	4,049,433
Countrywide Alternative Loan Trust Series 2005-51, Class 2A1
5,972,424	2.836	11/20/35	4,739,894
Countrywide Alternative Loan Trust Series 2005-51, Class 4A1
7,459,332	2.856	11/20/35	5,988,243
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
6,848,746	3.449	11/20/35	5,418,983
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
5,707,289	3.499	11/20/35	3,979,374
Countrywide Alternative Loan Trust Series 2005-62, Class 1A1
11,555,870	2.899	12/25/35	8,457,329
Countrywide Home Loan Trust Series 2003-37, Class 1A1
54,349	7.420	08/25/33	55,681
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
8,217,030	4.842	04/20/35	7,805,508
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
2,834,016	4.552	11/20/34	2,069,723
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
10,763,052	4.901	08/20/35	7,658,978
Countrywide Home Loan Trust Series 2006-3, Class 1A1
4,420,849	2.839	03/25/36	3,163,123
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
81,000	6.658	03/25/33	79,065
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
7,695,584	2.849	10/19/45	5,959,185
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
1,136,748	4.750	12/25/34	1,115,139
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
4,651,432	4.397	06/25/34	4,024,676
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
9,845,793	2.869	11/19/35	7,071,588
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
6,559,299	5.731	12/19/35	4,445,639
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,631,966	2.799	01/19/36	1,209,780
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
9,449,132	2.809	01/19/36	6,754,642
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
15,079,049	2.749	01/19/38	11,452,808
Impac CMB Trust Series 2005-06, Class 1A1
7,834,294	2.849	10/25/35	5,584,040
Impac Secured Assets Corp. Series 2005-2, Class A1W
8,222,501	2.849	03/25/36	5,933,999
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
5,172,994	5.376	08/25/35	3,793,576

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(d) – (continued)
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
$5,368,160	5.441%	09/25/35	$3,994,646
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
7,802,409	2.819	04/25/46	5,906,524
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
9,272,585	2.809	05/25/46	7,018,060
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
6,347,374	4.201	07/25/35	6,176,469
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
2,526,221	4.749	07/25/35	2,437,855
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
1,754,374	4.071	07/25/35	1,713,638
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
6,802,117	4.766	07/25/35	6,536,264
Lehman XS Trust Series 2005-5N, Class 3A1A
8,751,939	2.899	11/25/35	6,500,908
Lehman XS Trust Series 2005-9N, Class 1A1
9,838,168	2.869	02/25/36	7,769,587
Luminent Mortgage Trust Series 2006-2, Class A1A
9,073,644	2.799	02/25/46	6,870,657
Luminent Mortgage Trust Series 2006-5, Class A1A
4,782,598	2.789	07/25/36	3,431,103
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
129,395	2.979	11/25/34	108,554
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,261,329	5.176	12/25/46	2,199,300
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
3,546,386	2.858	11/25/29	3,163,933
Mortgage IT Trust Series 2005-AR1, Class 1A1
8,873,337	2.849	11/25/35	6,321,895
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
8,095,721	5.326	01/25/46	5,518,256
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
23,528,219	6.550	11/25/37	16,469,753
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
12,758,506	5.207	09/25/35	12,201,979
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
6,989,726	5.184	09/25/35	6,629,096
Sequoia Mortgage Trust Series 2003-4, Class 1A2
2,233,516	4.084	07/20/33	2,123,530
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
3,868,084	4.380	05/25/34	3,533,267
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
1,622,410	5.250	09/25/34	1,186,909
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
7,159,506	5.450	11/25/34	5,813,935
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
14,780,151	2.829	02/25/36	11,106,179
Structured Asset Mortgage Investments, Inc. Series 2006-AR2, Class A1
8,292,016	2.829	02/25/36	5,896,244
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
23,677,944	5.826	08/25/47	16,907,122
Structured Asset Securities Corp. Series 2003-26A, Class 3A4
1,118,803	4.500	09/25/33	1,103,364
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
4,000,000	4.530	09/25/33	3,966,681
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
3,624,956	4.520	12/25/33	3,585,276
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
22,819,430	2.719	09/25/46	21,308,752
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
5,020,903	4.243	06/25/34	4,869,512
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
8,612,257	2.889	07/25/45	6,703,910
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
5,102,420	2.919	08/25/45	3,958,049
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1
9,195,348	2.889	10/25/45	7,330,673
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR09, Class 2A
20,840,447	5.166	11/25/46	14,260,322
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
3,817,649	5.246	09/25/46	2,602,218
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A2, Class 1A
6,661,317	5.026	03/25/47	4,334,832
Washington Mutual Series 2002-AR19, Class A7
248,111	6.544	02/25/33	234,470
Washington Mutual Series 2005-AR15, Class A1A1
10,584,186	2.859	11/25/45	7,538,202
Washington Mutual Series 2005-AR17, Series A1A1
8,259,061	2.869	12/25/45	6,390,491
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
22,601,158	6.600	12/28/37	15,820,282
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class 1A1
7,167,763	5.572	10/25/35	6,971,331
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
22,944,123	5.038	04/25/35	21,078,440
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR02, Class 2A3
23,474,376	5.109	03/25/36	22,328,327

			507,549,716

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Collateralized Mortgage Obligations – 0.8%
Interest Only(e) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
$1,818,361	5.500%	04/25/33	$161,635
Countrywide Home Loan Trust Series 2003-42, Class 2X1(d)
2,536,461	0.350	10/25/33	2,943
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(d)(f)
664,427	0.000	11/25/32	1
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
153,260	5.500	04/25/33	3,159
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
57,352	5.750	05/25/33	331
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
171,563	5.500	06/25/33	5,931
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(d)(f)
2,036,653	0.000	07/25/33	2
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(d)
2,642,505	0.605	08/25/33	3
FNMA REMIC Series 2004-47, Class EI(d)(f)
5,667,351	0.000	06/25/34	214,276
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(d)
9,733,035	0.479	02/25/34	21,413
Washington Mutual Series 2003-AR06, Class X2
8,254,667	0.371	05/25/08	2,328
Washington Mutual Series 2003-AR07, Class X(d)
13,545,773	0.942	06/25/08	985
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(d)
11,330,057	0.759	06/25/33	124,787

			537,794

Inverse Floaters(d) – 0.1%
FHLMC Series 1544, Class M
4,499	17.420	07/15/08	4,543
FNMA Series 1993-072, Class SA
2,150	10.152	05/25/08	2,144
FNMA Series 1993-093, Class SA
2,468	12.866	05/25/08	2,464
FNMA Series 1993-095, Class SE
2,541	13.318	06/25/08	2,544
FNMA Series 1993-135, Class S
24,610	12.071	07/25/08	24,836
FNMA Series 1993-175, Class SA
34,127	13.758	09/25/08	34,545
GNMA Series 2001-48, Class SA
182,101	17.331	10/16/31	231,207
GNMA Series 2001-51, Class SA
348,384	20.291	10/16/31	459,765
GNMA Series 2001-51, Class SB
360,037	17.331	10/16/31	458,029
GNMA Series 2001-59, Class SA
65,377	17.168	11/16/24	82,375
GNMA Series 2002-11, Class SA
178,713	24.418	02/16/32	255,499
GNMA Series 2002-13, Class SB
423,431	24.418	02/16/32	676,027

			2,233,978

Inverse Floating Rate-Interest Only(d)(e) – 0.0%
FNMA Series 2003-46, Class BS
10,194,531	5.101	04/25/17	866,028

Planned Amortization Class – 0.2%
FHLMC Series 2639, Class UL
280,242	4.750	03/15/22	286,862
FHLMC Series 2681, Class PC
1,500,000	5.000	01/15/19	1,529,643
FHLMC Series 2775, Class MC
1,458,800	5.000	08/15/27	1,490,483
FHLMC Series 2949, Class WV
2,000,000	5.000	12/15/20	2,036,511
FNMA Series 2003-134, Class ME
353,561	4.500	06/25/33	349,994
FNMA Series 2004-64, Class BA
230,526	5.000	03/25/34	232,851

			5,926,344

Regular Floater(d) – 0.4%
FHLMC REMIC Series 3038, Class XA(f)
515,578	0.000	09/15/35	498,132
FHLMC REMIC Series 3268, Class DO(f)
275,706	0.000	01/15/37	253,988
FHLMC REMIC Series 3325, Class SX(f)
1,812,326	0.000	06/15/37	1,836,187
FHLMC Series 3013, Class XH(f)
1,030,579	0.000	08/15/35	1,061,364
FHLMC Series 3138, Class X(f)
68,530	0.000	04/15/36	68,992
FHLMC Series 3273, Class TC(f)
690,267	0.000	02/15/37	713,835
FHLMC Series 3292, Class WA(f)
2,160,339	0.000	07/15/36	2,253,980
FNMA REMIC Series 2004-62, Class DI(e)(f)
2,576,363	0.000	07/25/33	109,824
FNMA REMIC Series 2004-71, Class DI(e)(f)
5,442,543	0.000	04/25/34	237,301
FNMA Series 1993-175, Class FA
73,714	3.200	09/25/08	73,430
FNMA Series 2006-48, Class VF
651,144	2.949	02/25/20	650,261
FNMA Series 2006-81, Class LF(f)
243,861	0.000	09/25/36	246,340
FNMA Series 2007-27, Class XA(f)
265,788	0.000	05/25/35	267,099
FNMA Series 2007-53, Class UF(f)
89,888	0.000	06/25/37	91,264

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Regular Floater(d) – (continued)
FNMA Series 2007-56, Class GY(f)
$316,485	0.000%	06/25/37	$326,591

			8,688,588

Sequential Fixed Rate – 0.1%
FHLMC Series 2367, Class BC
50,329	6.000	04/15/16	50,273
FHLMC Series 2664, Class MA
413,435	5.000	04/15/30	418,869
FHLMC Series 2796, Class AB
203,699	5.500	10/15/31	208,483
FNMA REMIC Series 1993-78, Class H
35,286	6.500	06/25/08	35,311
FNMA Series 2005-103, Class DA
411,184	5.000	06/25/16	420,293

			1,133,229

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,385,961

Commercial Mortgage-Backed Securities – 6.3%
Agency – 0.3%
FNMA
1,234,633	7.040	08/01/15	1,389,635
2,719,758	6.460	12/01/28	2,755,952
FNMA Series 2001-M2, Class C(d)
2,828,967	6.300	09/25/15	2,954,961

			7,100,548

Interest Only(a)(d)(e) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
38,000,000	1.053	02/15/35	32,950
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
23,309,953	1.545	11/15/36	513,791

			546,741

Sequential Fixed Rate – 6.0%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
20,000,000	5.353	09/10/47	19,634,065
Banc of America Commercial Mortgage, Inc. Series 2006-4 Class A4
6,000,000	5.634	07/10/46	5,974,912
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
13,000,000	5.725	03/15/49	13,144,474
Commercial Mortgage Pass Through Certificates Series 2006-C7, Class A4
24,000,000	5.768	06/10/46	24,331,560
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
16,693,869	7.202	10/15/32	17,092,639
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,434,666
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	8,717,597
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	9,992,254
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
12,000,000	5.156	02/15/31	11,705,445
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
3,546,456	7.560	11/15/31	3,607,888
Morgan Stanley Capital I Series 2006-T21, Class A4(g)
19,000,000	5.162	10/12/52	18,539,071

			148,174,571

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$155,821,860

Federal Agencies – 47.4%
Adjustable Rate FNMA(d) – 1.7%
41,593	4.799	06/01/33	41,549
4,491,433	5.807	07/01/34	4,534,238
18,478,959	4.099	09/01/34	18,481,045
12,575,673	4.949	05/01/35	12,605,603
6,326,938	4.916	06/01/35	6,351,912

			42,014,347

FHLMC – 6.3%
201,744	5.000	12/01/12	205,175
19,253	5.500	07/01/13	19,804
137,434	5.500	12/01/13	141,367
1,675,005	6.500	12/01/13	1,731,411
102,812	4.000	02/01/14	99,997
51,356	5.500	02/01/14	52,826
1,715,537	4.000	03/01/14	1,668,564
338,989	4.000	04/01/14	329,706
13,801	5.500	06/01/14	14,171
49,182	5.500	09/01/14	50,503
3,012	7.000	10/01/14	3,162
725,640	6.000	12/01/14	749,968
25,030	7.000	05/01/15	26,290
75,345	8.000	07/01/15	80,038
13,376	7.000	02/01/16	14,040
31,790	7.000	03/01/16	33,423
609,779	7.500	05/01/16	640,206
2,315	7.000	10/01/17	2,460
2,183,104	4.500	05/01/18	2,182,430
526,126	4.500	06/01/18	525,964
2,032,053	4.500	09/01/18	2,031,427
1,530,992	4.500	10/01/18	1,530,520
1,397,733	5.000	10/01/18	1,419,395
1,985,849	4.500	11/01/18	1,985,236
1,627,551	4.500	12/01/18	1,627,048
4,554,599	5.000	12/01/18	4,625,186
574,814	4.500	01/01/19	574,637

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$1,548,833	4.500%	03/01/19	$1,546,868
37,504,779	4.000	06/01/19	36,477,870
7,086,895	4.500	06/01/19	7,084,707
564,648	5.000	06/01/19	572,281
3,129,047	4.500	02/01/20	3,123,267
3,170,045	5.000	06/01/20	3,214,317
4,607,560	5.000	07/01/20	4,664,795
3,111,439	4.500	10/01/23	3,033,359
514,424	5.500	10/01/25	523,388
726,251	5.500	11/01/25	738,905
62,431	7.000	06/01/26	66,112
61,312	7.500	03/01/27	66,641
16,007	6.500	06/01/29	16,739
1,987,496	6.500	12/01/29	2,080,808
59,157	7.500	12/01/30	62,846
42,592	7.500	01/01/31	45,248
66,372	6.500	03/01/32	69,281
17,444	6.500	04/01/32	18,209
183,737	6.500	07/01/32	191,791
1,214,999	6.500	08/01/33	1,268,258
414,612	6.500	10/01/33	432,325
3,656,260	7.000	11/01/37	3,833,497
617,280	7.500	11/01/37	654,003
1,000,000	5.500	12/01/37	1,010,753
6,999,997	5.500	01/01/38	7,075,267
378,060	7.500	01/01/38	400,568
34,999,981	5.500	02/01/38	35,376,329
17,999,994	5.500	04/01/38	17,767,963

			153,781,349

FNMA – 38.2%
329,872	8.500	10/01/15	377,562
11,036	7.000	01/01/16	11,588
552,661	6.000	12/01/16	570,433
7,277,953	5.000	10/01/17	7,386,511
47,585,350	5.000	12/01/17	48,295,125
1,377,747	5.000	01/01/18	1,398,244
4,829,803	5.000	02/01/18	4,898,081
1,397,578	5.000	04/01/18	1,417,065
997,484	5.000	05/01/18	1,011,391
26,808,226	4.500	06/01/18	26,760,086
745,961	5.000	06/01/18	756,362
5,422,836	4.000	07/01/18	5,329,125
2,692,593	4.000	08/01/18	2,646,063
68,448	6.000	08/01/18	70,896
23,585,342	4.000	09/01/18	23,137,351
498,246	4.500	09/01/18	498,239
31,700,000	4.500	12/01/18	31,625,703
1,979,596	5.500	12/01/18	2,030,606
549,421	4.500	01/01/19	549,413
764,877	4.500	03/01/19	764,866
2,525,224	5.000	04/01/19	2,560,432
183,906	5.000	05/01/19	186,245
371,602	4.500	06/01/19	371,139
287,546	5.000	06/01/19	291,555
239,306	4.500	07/01/19	238,899
215,768	4.500	08/01/19	215,401
9,283,175	6.000	09/01/19	9,581,994
371,282	5.000	11/01/19	376,004
691,496	5.000	12/01/19	701,297
4,737,935	4.500	04/01/20	4,737,866
11,684,434	6.000	12/01/20	12,060,548
751,279	7.000	08/01/27	789,840
3,420,709	7.000	03/01/28	3,596,416
15,863	6.500	12/01/30	16,533
31,663	7.500	12/01/30	33,423
124,480	8.000	01/01/31	132,659
64,715	8.000	02/01/31	69,199
629,897	7.000	03/01/31	668,590
23,965	7.500	07/01/31	25,846
41,178	7.500	08/01/32	44,321
45,026	7.500	11/01/32	48,463
14,979	6.500	09/01/33	15,592
999,900	5.500	07/01/35	1,014,274
1,043,338	5.000	10/01/35	1,034,168
568,033	7.000	10/01/35	598,717
1,000,000	6.500	01/01/36	1,033,282
750,642	6.500	06/01/36	773,748
255,275	5.500	08/01/36	258,944
598,292	7.000	08/01/36	628,439
1,000,000	6.500	09/01/36	1,033,281
67,222	7.000	09/01/36	70,609
927,439	7.500	09/01/36	981,274
999,900	5.500	10/01/36	1,014,274
2,925,044	7.000	10/01/36	3,072,429
512,922	7.500	10/01/36	542,696
47,594	5.000	11/01/36	47,159
69,433	5.500	11/01/36	69,921
110,747	7.500	11/01/36	117,175
558,217	8.000	11/01/36	596,335
1,733,713	5.000	12/01/36	1,717,859
3,667,963	5.500	12/01/36	3,656,464
3,028,602	7.000	12/01/36	3,181,205
978,317	7.500	12/01/36	1,035,105
1,860,749	5.000	01/01/37	1,843,607
1,956,574	5.000	02/01/37	1,938,376
3,272,518	5.500	02/01/37	3,288,339
4,957,536	5.000	03/01/37	4,907,094
8,974,979	5.500	03/01/37	8,996,807
2,119,018	7.000	03/01/37	2,225,810
1,081,405	5.000	04/01/37	1,071,172
1,959,709	5.500	04/01/37	1,987,880
1,000,000	6.500	04/01/37	1,033,282
107,063,242	7.000	04/01/37	112,458,139
20,531,248	5.000	05/01/37	20,326,259
8,358,011	5.500	05/01/37	8,383,508
1,000,000	6.500	05/01/37	1,033,281
7,423,762	7.000	05/01/37	7,797,971
2,384,886	5.000	06/01/37	2,362,321
8,446,934	5.500	06/01/37	8,557,379
16,532,008	7.000	06/01/37	17,365,335
3,386,808	5.000	07/01/37	3,354,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$8,177,733	5.500%		07/01/37		$8,203,395
11,512,874	7.000		07/01/37		12,090,290
4,688,693	5.000		08/01/37		4,641,142
5,079,452	5.500		08/01/37		5,085,588
1,000,000	6.500		08/01/37		1,033,281
28,321,366	7.000		08/01/37		29,748,022
68,694	7.500		08/01/37		72,674
284,351	5.000		09/01/37		281,661
2,541,388	5.500		09/01/37		2,546,282
65,466	6.500		09/01/37		67,645
29,680,452	7.000		09/01/37		31,176,138
992,881	7.500		09/01/37		1,050,399
3,792,473	5.000		10/01/37		3,752,899
3,298,657	6.500		10/01/37		3,407,530
46,503,128	7.000		10/01/37		48,840,279
1,881,971	7.500		10/01/37		1,990,994
2,032,038	5.000		11/01/37		2,012,810
3,786,042	5.500		11/01/37		3,827,350
24,697,850	6.500		11/01/37		25,611,478
26,293,047	7.000		11/01/37		27,618,397
26,061,594	7.500		11/01/37		27,567,325
3,192,922	5.000		12/01/37		3,162,712
13,362,971	5.500		12/01/37		13,482,293
54,609,777	7.000		12/01/37		57,362,485
6,923,743	7.500		12/01/37		7,324,837
5,508,856	5.000		01/01/38		5,456,923
12,982,423	5.500		01/01/38		13,128,497
749,277	6.500		01/01/38		776,438
36,533,318	7.000		01/01/38		38,374,854
3,950,563	7.500		01/01/38		4,179,420
24,165,785	5.000		02/01/38		23,936,224
6,803,680	5.500		02/01/38		6,832,694
27,940,310	7.000		02/01/38		29,349,498
995,054	7.500		02/01/38		1,052,697
40,543,265	5.000		03/01/38		40,148,930
1,261,671	5.500		03/01/38		1,251,267
8,593,605	7.000		03/01/38		9,027,028
10,805,785	5.000		04/01/38		10,686,203
4,000,000	5.000		TBA-15yr(h	)	3,958,752
1,000,000	5.500		TBA-15yr(h	)	1,009,375

					938,832,417

GNMA – 1.2%
304	9.000		09/15/08		310
1,882,472	6.500		07/15/36		1,953,359
3,117,530	6.500		12/15/36		3,234,925
24,000,000	6.500		TBA-15yr(h	)	24,945,000

					30,133,594

TOTAL FEDERAL AGENCIES					$1,164,761,707

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,958,155,980)					$1,847,519,244

Agency Debentures – 0.6%

FFCB
$420,000	5.810%		01/10/11		$455,464
2,000,000	5.200		03/21/16		2,166,196
500,000	5.625		10/19/20		524,372
2,000,000	5.300		08/25/26		2,112,126
FHLB
200,000	5.000	(d)	03/30/10		200,000
550,000	4.000	(g)	04/22/10		568,884
100,000	6.000		05/13/11		108,992
500,000	5.300		11/04/19		514,146
FHLMC
500,000	5.000		10/27/14		538,842
750,000	5.000		11/13/14		813,227
800,000	5.250		03/17/17		800,246
500,000	5.000		07/15/18		500,122
496,000	5.000		07/30/18		496,150
FNMA
750,000	5.375	(i)	11/15/11		814,624
300,000	5.000		04/15/13		300,311
500,000	4.625	(i)	10/15/14		528,326
800,000	5.000		04/26/17		814,606
669,000	5.250		03/11/22		669,417
306,000	5.000		06/16/28		296,051
Small Business Administration
573,618	6.300		06/01/18		595,388

TOTAL AGENCY DEBENTURES
(Cost $13,101,164)					$13,817,490

Asset-Backed Securities – 2.6%

Credit Card – 0.1%
MBNA Master Credit Card Trust II Series 1999-J, Class A
$3,000,000	7.000%		02/15/12		$3,135,990

Home Equity – 2.2%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
11,648,286	3.599		10/25/37		10,483,457
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
3,400,000	3.849		10/25/37		2,210,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
6,500,000	4.049		10/25/37		3,575,000

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Asset-Backed Securities – (continued)

Home Equity – (continued)
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(d)
$469	6.970%		12/25/13	$462
Countrywide Home Equity Loan Trust Series 2002-E, Class A(d)
1,469,677	3.078		10/15/28	1,293,685
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(d)
665,276	3.038		12/15/29	601,036
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(d)
21,490,258	2.968		11/15/36	18,020,096
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
2,785,350	7.000		09/25/37	1,601,699
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
3,229,938	7.000		09/25/37	1,827,589
Household Home Equity Loan Trust Series 2007-3, Class APT(d)
12,025,704	3.736		11/20/36	10,411,626
Impac CMB Trust Series 2004-08, Class 1A(d)
965,650	3.319		10/25/34	740,277
Impac CMB Trust Series 2004-10, Class 2A(d)
1,180,904	2.919		03/25/35	693,075
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(d)
4,071,384	2.969		01/25/34	3,615,263

				55,073,265

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,547,732	8.330		04/01/30	1,625,291

Utilities – 0.2%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
4,909,270	7.030		03/15/12	5,103,971

TOTAL ASSET-BACKED SECURITIES
(Cost $78,917,536)				$64,938,517

U.S. Treasury Obligations(j) – 0.1%

United States Treasury Principal-Only STRIPS
$560,000	0.000	%(i)	05/15/18	$376,701
1,800,000	0.000		08/15/20	1,059,120
400,000	0.000	(i)	02/15/25	185,084

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,479,470)				$1,620,905

Emerging Market Debt(a)(d) – 0.3%

Regional Banks – 0.3%
VTB Capital (Vneshtorgbank)
$7,980,000	3.839%		08/01/08	$7,890,225
(Cost $7,980,000)

Municipal Bonds – 0.1%

Ohio – 0.1%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
$1,775,000	5.125		06/01/24	1,655,116
(Cost $1,718,994)

	Dividend
Shares	Rate	Maturity Date	Value
Preferred Stock(b) – 0.3%

Fannie Mae
$332,000	8.250%	12/31/45	$7,984,600
(Cost $8,300,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $2,602,338,572)			$2,464,877,434

Repurchase Agreement(k) – 3.2%

Joint Repurchase Agreement Account II
$78,000,000	2.496%	04/01/08	$78,000,000
Maturity Value: $78,005,408
(Cost $78,000,000)

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 0.1%

State Street Navigator Securities Lending Prime Portfolio
$1,452,023	3.180%	$1,452,023
(Cost $1,452,023)

TOTAL INVESTMENTS – 103.6%
(Cost $2,681,790,595)		$2,544,329,457

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(88,758,914)

NET ASSETS — 100.0%		$2,455,570,543

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $116,081,107, which represents approximately 4.7% of net assets as of March 31, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(e)	Represents security with nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $29,913,127 which represents approximately 1.2% of net assets as of March 31, 2008.

(i)	All or a portion of security is on loan.

(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 62.

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Sale	06/18/08	$23,726,001	$23,636,153	$89,848
British Pound	Sale	06/18/08	30,751,128	30,487,788	263,340
Canadian Dollar	Sale	06/18/08	7,661,000	7,342,804	318,196
Euro	Sale	04/30/08	9,314,881	9,311,567	3,314
Euro	Purchase	06/18/08	22,862,000	23,286,508	424,508
Japanese Yen	Purchase	06/18/08	31,890,256	32,745,282	855,026
Japanese Yen	Sale	06/18/08	17,103,002	16,801,230	301,772
New Zealand Dollar	Sale	06/18/08	23,333,850	22,973,525	360,325
Norwegian Krone	Purchase	06/18/08	7,566,000	7,607,587	41,587
Swedish Krona	Purchase	06/18/08	7,903,300	8,127,340	224,040
Swiss Franc	Purchase	06/18/08	17,444,324	18,210,508	766,184
Swiss Franc	Sale	06/18/08	9,996,003	9,978,012	17,990

TOTAL					$3,666,130

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	06/18/08	$31,634,792	$31,114,318	$(520,475)
British Pound	Purchase	06/18/08	15,952,001	15,698,781	(253,220)
Canadian Dollar	Purchase	06/18/08	8,168,067	7,847,386	(320,681)
Euro	Sale	06/18/08	52,953,000	53,784,811	(831,811)
Japanese Yen	Purchase	06/18/08	7,637,000	7,468,363	(168,637)
Japanese Yen	Sale	06/18/08	15,110,000	15,629,771	(519,771)
New Zealand Dollar	Purchase	06/18/08	23,230,001	22,690,757	(539,243)
Swiss Franc	Purchase	06/18/08	7,637,000	7,566,330	(70,670)
Swiss Franc	Sale	06/18/08	15,110,000	15,674,921	(564,921)

TOTAL					$(3,789,429)

FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(381)	June 2008	$(93,087,825)	$(934,418)
Eurodollars	(473)	September 2008	(115,772,663)	(1,170,489)
Eurodollars	(473)	December 2008	(115,695,800)	(1,003,214)
Eurodollars	(173)	March 2009	(42,304,988)	(383,351)
Eurodollars	(173)	June 2009	(42,224,975)	(333,613)
Eurodollars	(243)	September 2009	(59,185,687)	(409,650)
Eurodollars	(243)	December 2009	(59,015,588)	(318,526)
U.S. Treasury Bond	1,348	June 2008	160,138,188	468,138
2 Year U.S. Treasury Notes	1,294	June 2008	277,765,188	931,020
5 Year U.S. Treasury Notes	(2,784)	June 2008	(318,028,500)	(392,659)
10 Year U.S. Treasury Notes	(209)	June 2008	(24,861,203)	(67,208)

TOTAL				$(3,613,970)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$100,000		10/14/08	3.514%	3 month LIBOR	$—	$943,644
	80,000		09/02/10	4.309	3 month LIBOR	—	3,151,047
	65,000		10/06/10	4.703	3 month LIBOR	—	3,976,703
	65,000		04/19/12	4.547	3 month LIBOR	—	4,276,258
	141,400	(a)	06/18/13	4.500	3 month LIBOR	293,495	6,952,963
	116,500	(a)	06/18/13	3 month LIBOR	4.500%	(3,653,931)	(2,316,454)
	11,000		05/25/15	4.533	3 month LIBOR	—	677,160
	25,000		10/19/15	4.965	3 month LIBOR	—	2,241,674
	21,500	(a)	06/18/18	5.000	3 month LIBOR	1,498,207	41,004
	34,200	(a)	06/18/18	3 month LIBOR	5.000	(2,206,726)	(241,693)
	80,000		03/23/20	3 month LIBOR	5.108	—	(6,562,531)
	118,500	(a)	06/18/23	3 month LIBOR	5.250	(6,857,246)	(3,311,600)
	20,600	(a)	06/18/28	3 month LIBOR	5.250	(1,795,464)	24,742
	33,300	(a)	06/18/28	5.250	3 month LIBOR	2,405,000	457,382
	9,000		03/30/35	5.320	3 month LIBOR	—	1,094,840
	10,000		04/09/35	5.265	3 month LIBOR	—	1,105,090
Bear Stearns & Co., Inc.	135,000		08/20/14	3 month LIBOR	5.282	—	(11,739,608)
	85,000		06/20/16	5.666	3 month LIBOR	—	12,098,614
Deutsche Bank Securities, Inc.	126,460	(a)	11/17/10	3 month LIBOR	4.315	—	(3,912,045)
	65,870	(a)	12/24/10	3 month LIBOR	3.780	—	(1,269,945)
	41,700	(a)	12/29/10	3 month LIBOR	3.868	—	(865,312)
	25,810	(a)	12/29/10	3 month LIBOR	4.000	—	(600,669)
	47,030	(a)	01/07/11	3 month LIBOR	3.658	—	(773,241)
	39,440	(a)	01/28/11	3 month LIBOR	3.161	—	(243,233)
	8,500	(a)	06/18/11	4.500	3 month LIBOR	388,469	18,549
	412,400	(a)	06/18/13	3 month LIBOR	4.500	(12,243,902)	(8,890,749)
	GBP39,500	(a)	06/18/13	6 month BP	5.250	(1,148,169)	78,780
	118,000	(a)	06/18/13	5.250	6 month BP	1,699,895	1,494,737
	$353,700	(a)	06/18/13	4.500	3 month LIBOR	8,014,709	10,111,686
	7,900	(a)	06/18/15	5.000	3 month LIBOR	517,003	85,496
	111,500	(a)	11/17/15	4.920	3 month LIBOR	—	6,690,000
	57,500	(a)	12/24/15	4.520	3 month LIBOR	—	1,893,879
	36,500	(a)	12/29/15	4.630	3 month LIBOR	—	1,435,215
	22,600	(a)	12/29/15	4.745	3 month LIBOR	—	1,045,736
	41,000	(a)	01/07/16	4.487	3 month LIBOR	—	1,231,136
	34,200	(a)	01/28/16	4.224	3 month LIBOR	—	432,145
	35,500	(a)	06/18/18	5.000	3 month LIBOR	1,660,424	881,063
	83,200	(a)	06/18/18	3 month LIBOR	5.000	(3,472,688)	(2,483,700)
	108,600	(a)	06/18/23	3 month LIBOR	5.250	(7,280,077)	(2,039,221)
	100,400	(a)	06/18/23	5.250	3 month LIBOR	4,408,966	4,206,664
	82,150	(a)	06/18/28	5.250	3 month LIBOR	3,090,647	3,970,753
	34,800	(a)	06/18/28	3 month LIBOR	5.250	(1,664,582)	(1,326,735)
	EUR15,200	(a)	06/18/38	6 month EURO	4.750	(882,082)	533,307
	95,400	(a)	06/18/38	4.750	6 month EURO	653,239	1,535,786
	$55,100	(a)	06/18/38	3 month LIBOR	5.250	(2,922,701)	(2,227,039)
	31,120	(a)	11/17/38	3 month LIBOR	5.309	—	(2,833,570)
	15,770	(a)	12/24/38	3 month LIBOR	5.011	—	(642,874)
	10,070	(a)	12/29/38	3 month LIBOR	5.121	—	(585,044)
	6,230	(a)	12/29/38	3 month LIBOR	5.215	—	(454,599)
	11,250	(a)	01/07/39	3 month LIBOR	5.017	—	(458,779)
JP Morgan Securities, Inc.	9,390	(a)	01/28/39	3 month LIBOR	4.939	—	(253,630)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

JPMorgan Securities, Inc.	$99,200	(a)	06/18/11	4.500%	3 month LIBOR	$1,553,092	$3,197,050
	403,000	(a)	06/18/13	4.500	3 month LIBOR	2,804,411	17,848,508
	88,300	(a)	06/18/13	3 month LIBOR	4.500%	(3,256,000)	(1,269,194)
	123,700	(a)	06/18/15	5.000	3 month LIBOR	3,572,569	5,861,495
	32,600	(a)	06/18/18	3 month LIBOR	5.000	(854,073)	(1,479,800)
	123,800	(a)	06/18/18	5.000	3 month LIBOR	3,347,315	5,515,676
	73,650	(a)	06/18/28	5.250	3 month LIBOR	1,121,386	5,209,378
	88,600	(a)	06/18/28	3 month LIBOR	5.250	(3,931,012)	(3,684,814)
	42,200	(a)	06/18/38	5.250	3 month LIBOR	1,926,796	2,017,289
Salomon Smith Barney, Inc.	GBP78,500	(a)	06/18/13	6 month BP	5.250	(1,691,889)	(433,353)

TOTAL						$(14,904,919)	$51,436,017

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
CREDIT DEFAULT SWAP CONTRACTS

			Rates
		Notional	(Paid)		Upfront Payments
		Amount	Received	Termination	Received	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	by Fund	Date	by the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.00%, 02/15/13	$4,725	(1.180)%	03/20/18	$—	$(42,344)
JPMorgan Securities, Inc.	Nordstrom, Inc. 6.95%, 03/15/28	5,250	(0.870)	12/20/17	—	169,867
Protection Sold:
Bear Stearns & Co., Inc.	CDX North America Investment Grade Index	257,000	0.600	12/20/12	(5,413,398)	(4,240,772)
Credit Suisse First Boston Corp.	ABX-HE-AAA.07-1 Index	16,200	0.090	08/25/37	(3,771,144)	(3,301,406)
	ABX-HE-AAA 07-2 Index	8,000	0.760	01/25/38	(1,742,402)	(2,113,218)
JPMorgan Securities, Inc.	Countrywide Home Loans, Inc. 6.00%, 01/24/18	1,975	2.300	03/20/13	—	(60,235)
Salomon Smith Barney, Inc.	Countrywide Home Loans, Inc. 6.00%, 01/24/18	350	2.350	03/20/13	—	(9,991)
		1,750	2.400	03/20/13	—	(46,546)

TOTAL					$(10,926,944)	$(9,644,645)

TOTAL RETURN INDEX SWAP CONTRACT

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain

Banc of America Securities LLC	$13,000	06/03/08	$296,803

The Fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The Fund makes payments on any such negative monthly duration adjusted return of such index.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – 18.7%

Airlines – 0.0%
United Air Lines, Inc.
$785	6.602%		09/01/13	$780

Banks – 5.2%
ANZ Capital Trust I(a)(b)
250,000	4.484		01/29/49	247,081
Bank of America Corp.(c)
500,000	2.764		12/18/08	498,852
Bank of America Corp.(b)(c)
400,000	8.000		12/29/49	400,480
Barclays Bank PLC(c)
830,000	2.878		03/13/09	831,192
Citigroup, Inc.
525,000	4.125		02/22/10	521,708
Fortis Bank NY(c)
400,000	2.623		04/28/08	399,977
JPMorgan Chase & Co.
375,000	6.000		01/15/18	391,058
JPMorgan Chase Capital XXII Series V(b)
250,000	6.450		02/02/37	214,083
MUFG Capital Finance 1 Ltd.(b)(c)
250,000	6.346		07/29/49	200,000
Nordea Bank Finland PLC(a)(c)
400,000	4.991		05/28/08	399,953
PNC Bank NA
250,000	6.875		04/01/18	254,241
Rabobank Nederland(a)(c)
500,000	4.646		04/06/09	499,431
Resona Preferred Global Securities Ltd.(a)(b)(c)
300,000	7.191		12/29/49	261,998
Royal Bank of Scotland Group PLC
175,000	9.118	(b)	03/31/49	176,542
200,000	7.640	(b)(c)	03/31/49	172,238
200,000	6.990	(a)(c)	10/05/49	169,780
UFJ Finance Aruba AEC
30,000	6.750		07/15/13	32,033
Wachovia Corp.
125,000	5.750		02/01/18	122,436
Washington Mutual, Inc.
350,000	8.250		04/01/10	308,000
Wells Fargo & Co.
400,000	4.375		01/31/13	397,952
300,000	5.625		12/11/17	306,858

				6,805,893

Brokerage – 2.6%
Citigroup Global Markets Holdings, Inc.(c)
1,200,000	2.900		03/17/09	1,185,191
Lehman Brothers Capital Trust VII(b)(c)
75,000	5.857		11/29/49	47,437
Lehman Brothers Holdings, Inc.
EUR 400,000	5.375		10/17/12	557,078
$125,000	5.625		01/24/13	121,546
Merrill Lynch & Co., Inc.
150,000	5.450		02/05/13	147,579
200,000	6.400		08/28/17	195,410
Morgan Stanley
550,000	4.793	%(c)	01/09/12	506,510
225,000	6.625	(b)	04/01/18	225,079
The Bear Stearns Cos., Inc.
450,000	7.250		02/01/18	465,026

				3,450,856

Captive Financial – 0.4%
General Electric Capital Corp.(b)(c)
200,000	6.375		11/15/67	195,704
International Lease Finance Corp.
125,000	4.950		02/01/11	123,261
VTB Capital SA(a)
150,000	6.609		10/31/12	146,226

				465,191

Chemicals(b) – 0.1%
Ferro Corp.
125,000	9.125		01/01/09	126,563

Distributors(a)(b) – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd.
25,872	3.437		09/15/09	26,026
Southern Star Central Gas Pipeline, Inc.
900,000	6.000		06/01/16	882,000

				908,026

Electric(b) – 1.0%
AEP Texas Central Co.
115,000	6.650		02/15/33	113,162
Arizona Public Service Co.
150,000	6.250		08/01/16	148,280
Commonwealth Edison Co.
75,000	5.800		03/15/18	74,606
150,000	5.875		02/01/33	135,394
125,000	5.900		03/15/36	112,681
MidAmerican Energy Holdings Co.
75,000	5.750	(a)	04/01/18	75,738
250,000	6.125		04/01/36	242,815
Progress Energy, Inc.
100,000	5.625		01/15/16	101,520
Scottish Power PLC
125,000	4.910		03/15/10	128,248
The AES Corp.
125,000	9.500		06/01/09	129,375

				1,261,819

Energy – 1.4%
Anadarko Petroleum Corp.(b)
325,000	5.950		09/15/16	336,098
Canadian Natural Resources Ltd.(b)
275,000	5.700		05/15/17	275,327
75,000	6.500		02/15/37	73,408
Halliburton Co.(a)
25,000	7.600		08/15/96	28,860
Kerr-McGee Corp.(b)
75,000	6.950		07/01/24	79,937

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Energy – (continued)
Nexen, Inc.(b)
$375,000	6.400%	05/15/37	$359,115
Transocean, Inc.(b)
175,000	6.800	03/15/38	178,773
Valero Energy Corp.(b)
375,000	6.625	06/15/37	358,449
XTO Energy, Inc.(b)
150,000	5.000	01/31/15	149,469

			1,839,436

Entertainment(b) – 0.1%
Universal City Development Partners
125,000	11.750	04/01/10	129,063

Food & Beverage – 0.4%
Cargill, Inc.(a)(b)
250,000	5.200	01/22/13	252,198
Kraft Foods, Inc.
150,000	6.500	08/11/17	153,892
Land O’ Lakes, Inc.(b)
125,000	8.750	11/15/11	127,813

			533,903

Gaming(b) – 0.1%
Mohegan Tribal Gaming Authority
170,000	6.375	07/15/09	170,000

Health Care Services(b)(d) – 0.1%
HCA, Inc.
125,000	9.625	11/15/16	130,000

Life Insurance(b) – 0.2%
American International Group, Inc.
100,000	6.250	03/15/37	81,010
Americo Life, Inc.(a)
50,000	7.875	05/01/13	52,161
Phoenix Life Insurance Co.(a)
100,000	7.150	12/15/34	102,031
Symetra Financial Corp.(a)
100,000	6.125	04/01/16	93,378

			328,580

Media-Cable – 0.8%
Comcast Cable Communications Holdings, Inc.
200,000	10.625	07/15/12	237,370
175,000	9.455	11/15/22	212,989
Cox Communications, Inc.(a)(b)
150,000	5.875	12/01/16	148,933
CSC Holdings, Inc. Series B
125,000	7.625	04/01/11	123,594
Time Warner Cable, Inc.(b)
250,000	5.400	07/02/12	245,633
150,000	6.550	05/01/37	141,597

			1,110,116

Media-Non Cable(b) – 0.4%
AMFM, Inc.
50,000	8.000	11/01/08	51,678
DIRECTV Holdings/Finance LLC
125,000	8.375	03/15/13	127,187
News America, Inc.(a)
300,000	6.650	11/15/37	302,547

			481,412

Metals & Mining(b) – 0.0%
GrafTech Finance, Inc.
47,000	10.250	02/15/12	48,645

Noncaptive-Financial – 1.1%
Countrywide Home Loans, Inc.
50,000	6.250	04/15/09	46,304
75,000	5.625	07/15/09	68,808
25,000	4.125	09/15/09	22,524
GATX Financial Corp.(b)
150,000	8.875	06/01/09	157,585
General Electric Capital Corp.
810,000	4.125	09/01/09	822,279
Pemex Project Funding Master Trust
10,000	9.125	10/13/10	11,200
Residential Capital LLC(b)
175,000	8.375	06/30/10	87,938
SLM Corp.
300,000	5.450	04/25/11	241,212

			1,457,850

Packaging(b)(c) – 0.1%
Impress Holdings BV
EUR 125,000	7.701	09/15/13	178,596

Pipelines – 1.9%
Boardwalk Pipelines LP(b)
$200,000	5.875	11/15/16	192,696
El Paso Corp.(b)
500	7.750	01/15/32	514
Energy Transfer Partners LP(b)
500,000	5.950	02/01/15	486,787
175,000	6.700	07/01/18	176,309
Enterprise Products Operating LP(b)
125,000	5.600	10/15/14	120,805
225,000	5.000	03/01/15	214,861
100,000	7.034 (c)	01/15/68	82,124
Gulf South Pipeline Co. LP(a)(b)
175,000	6.300	08/15/17	181,496
ONEOK Partners LP(b)
225,000	6.150	10/01/16	227,518
125,000	6.650	10/01/36	118,224
Southern Natural Gas Co.(a)(b)
50,000	5.900	04/01/17	49,902
Tennessee Gas Pipeline Co.
325,000	7.625	04/01/37	349,822
TEPPCO Partners LP(b)
275,000	6.650	04/15/18	277,784

			2,478,842

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Property/Casualty Insurance – 0.6%
CNA Financial Corp.
$150,000	7.250%	11/15/23	$152,939
Endurance Specialty Holdings Ltd.(b)
75,000	6.150	10/15/15	77,744
150,000	7.000	07/15/34	136,715
QBE Capital Funding II LP(a)(b)(c)
175,000	6.797	06/29/49	158,539
Swiss Re Capital I LP(a)(b)(c)
100,000	6.854	05/29/49	93,056
The Chubb Corp.(b)(c)
125,000	6.375	03/29/37	116,409

			735,402

Real Estate Investment Trust(b) – 0.2%
iStar Financial, Inc. Series B
100,000	5.700	03/01/14	72,000
Westfield Capital Corp.(a)
150,000	5.125	11/15/14	136,703

			208,703

Technology(b) – 0.2%
Fiserv, Inc.
225,000	6.125	11/20/12	231,866

Wireless Telecommunications(b) – 0.4%
Hellas Telecommunications Luxembourg V(c)
EUR 125,000	8.076	10/15/12	174,649
Inmarsat Finance II PLC(e)
$125,000	10.375	11/15/12	121,406
Sprint Capital Corp.
375,000	6.875	11/15/28	279,375

			575,430

Wirelines Telecommunications – 0.7%
Deutsche Telekom International Finance BV
200,000	8.250	06/15/30	238,256
New England Telephone & Telegraph Co.(f)
5,000	7.875	11/15/29	5,456
Nordic Telephone Co. Holdings(b)
EUR 125,000	8.250	05/01/16	185,503
Telecom Italia Capital(b)
$175,000	6.200	07/18/11	173,609
150,000	4.950	09/30/14	136,117
Verizon Communications, Inc.(b)
200,000	6.400	02/15/38	194,714

			933,655

TOTAL CORPORATE BONDS
(Cost $25,259,462)			$24,590,627

Mortgage-Backed Obligations – 61.9%

Adjustable Rate Non-Agency(c) – 13.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$167,114	4.996%	04/25/35	$164,204
American Home Mortgage Assets Series 2007-1, Class A1
870,166	5.026	02/25/47	625,593
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
212,820	4.452	04/25/34	181,776
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
551,380	5.069	06/25/35	525,396
Countrywide Alternative Loan Trust Series 2005-38, Class A3
367,698	2.949	09/25/35	273,068
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
410,852	4.842	04/20/35	390,275
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
197,722	4.552	11/20/34	144,399
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
805,790	4.901	08/20/35	573,399
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
87,442	4.750	12/25/34	85,780
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
422,857	4.397	06/25/34	365,880
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
728,811	5.731	12/19/35	493,960
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
821,358	2.739	11/19/36	624,587
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
1,587,268	2.749	01/19/38	1,205,559
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
517,299	5.376	08/25/35	379,357
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
643,588	5.066	07/25/35	616,871
Lehman XS Trust Series 2006-2N, Class 1A1
1,696,100	2.859	02/25/46	1,286,203
Lehman XS Trust Series 2007-16N, Class 2A2
1,476,549	3.449	09/25/47	1,045,078
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
25,879	2.979	11/25/34	21,711
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
815,332	5.526	12/25/46	561,665
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
745,272	5.359	10/25/34	737,195
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
578,266	5.326	01/25/46	394,161
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
980,342	6.550	11/25/37	686,240
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
708,806	5.207	09/25/35	677,888
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
776,636	5.184	09/25/35	736,566
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
262,879	4.380	05/25/34	240,125

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(c) – (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
$101,401	5.250%	09/25/34	$74,182
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
457,875	5.450	11/25/34	371,821
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	5.250	02/25/36	861,328
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
331,049	4.243	06/25/34	321,067
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
793,966	5.307	03/25/37	757,407
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1
885,498	5.349	03/25/37	842,767
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
1,480,266	5.038	04/25/35	1,359,899

			17,625,407

Collateralized Mortgage Obligations – 1.3%
Planned Amortization Class – 0.4%
FNMA REMIC Series 2005-70, Class PA
549,109	5.500	08/25/35	566,551

Regular Floater(c)(g) – 0.2%
FHLMC REMIC Series 3038, Class XA
73,654	0.000	09/15/35	71,162
FHLMC REMIC Series 3167, Class X
74,236	0.000	06/15/36	69,113
FHLMC REMIC Series 3176, Class XI
318,557	0.000	10/15/35	7,257
FHLMC REMIC Series 3268, Class DO
91,902	0.000	01/15/37	84,663

			232,195

Sequential Fixed Rate – 0.7%
FHLMC REMIC Series 3200, Class AD
920,790	5.500	05/15/29	939,484

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$1,738,230

Commercial Mortgage-Backed Securities – 3.0%
Sequential Fixed Rate – 3.0%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
530,000	5.118	07/11/43	525,527
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
1,000,000	5.353	09/10/47	994,889
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
745,000	6.957	09/15/35	760,682
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A
1,000,000	4.936	08/15/42	976,843
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4
700,000	5.440	06/12/47	679,803

			3,937,744

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,937,744

Federal Agencies – 44.1%
Adjustable Rate FHLMC(c) – 0.8%
703,791	4.810	09/01/35	714,674
324,743	5.748	04/01/37	333,101

			1,047,775

FHLMC – 4.1%
373,422	5.000	05/01/18	378,949
350,059	5.500	05/01/33	354,485
757,059	5.500	06/01/37	765,200
831,933	7.500	08/01/37	881,426
884,417	7.000	11/01/37	927,289
999,999	5.500	02/01/38	1,010,752
1,000,000	5.500	04/01/38	987,109

			5,305,210

FNMA – 38.3%
3,200,000	4.500	06/01/18	3,192,500
865,023	4.500	01/01/19	864,580
199,127	6.000	02/01/19	205,132
373,882	5.000	05/01/19	379,095
471,029	4.000	06/01/19	459,844
484,376	5.000	08/01/19	490,537
449,098	6.000	08/01/19	462,639
464,159	6.000	09/01/19	479,100
830,179	5.500	06/01/20	851,356
584,222	6.000	12/01/20	603,027
511,744	5.000	01/01/21	517,614
730,559	6.000	04/01/21	754,052
284,305	6.000	06/01/21	292,905
240,938	5.500	07/01/21	246,294
180,078	6.000	07/01/21	185,343
698,576	6.000	12/01/32	719,810
819,437	5.500	12/01/33	829,649
486,449	5.500	02/01/34	492,060
109,559	6.000	02/01/34	112,759
475,067	5.500	03/01/34	480,547
932,706	5.500	04/01/34	944,329
317,248	5.500	05/01/34	320,907
244,515	5.500	07/01/34	247,453
649,096	5.500	08/01/34	656,583
1,150,997	5.500	09/01/34	1,164,273
3,676,547	5.500	11/01/34	3,718,957
1,287,797	5.500	01/01/35	1,302,652
1,312,387	5.500	02/01/35	1,327,526
320,385	5.000	11/01/35	317,445
186,879	4.500	03/01/36	180,093

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$1,346,151	5.000%	03/01/36	$1,333,798
2,602,382	5.000	07/01/36	2,578,583
33,611	7.000	09/01/36	35,304
1,038,077	6.000	11/01/36	1,064,609
839,388	5.000	02/01/37	831,446
966,359	5.000	03/01/37	957,522
533,230	7.000	03/01/37	560,098
980,143	5.000	04/01/37	970,869
337,259	7.000	04/01/37	354,252
52,199	5.500	05/01/37	52,566
895,049	5.500	06/01/37	901,342
52,751	5.500	07/01/37	53,122
2,999,999	5.500	08/01/37	3,024,375
30,001	7.000	08/01/37	31,622
3,673,901	7.000	09/01/37	3,859,091
1,823,272	7.000	10/01/37	1,915,178
863,633	8.000	10/01/37	922,564
1,977,679	7.000	11/01/37	2,077,367
999,999	5.500	12/01/37	987,655
250,900	5.000	01/01/38	247,372
268,391	5.000	02/01/38	264,617
2,000,001	5.000	03/01/38	1,974,064
1,000,000	5.500	03/01/38	1,010,436
480,708	5.000	04/01/38	473,948
1,000,000	5.000	TBA-15yr(h )	989,688

			50,270,549

GNMA – 0.9%
1,193,332	5.500	05/15/36	1,217,452

TOTAL FEDERAL AGENCIES			$57,840,986

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $83,940,754)			$81,142,367

Agency Debentures – 3.7%

FHLB(i)
$2,400,000	4.625%	09/11/20	$2,458,322
FHLMC
2,000,000	3.250	02/25/11	2,029,196
FNMA(i)
300,000	4.625	05/01/13	314,469

TOTAL AGENCY DEBENTURES
(Cost $4,588,570)			$4,801,987

Asset-Backed Securities – 2.2%

Automotive – 0.5%
Capital Auto Receivables Asset Trust Series 2004-2, Class A3
$28,661	3.580%	01/15/09	$28,670
Nissan Auto Receivables Owner Trust Series 2006-C, Class A3
605,615	5.440	04/15/10	611,644

			640,314

Home Equity – 1.3%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
24,960	2.999	10/27/32	23,396
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
15,358	2.929	10/25/32	13,383
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(c)
7,109	3.049	03/25/43	6,869
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
448,011	3.599	10/25/37	403,210
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
150,000	3.849	10/25/37	97,500
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
250,000	4.049	10/25/37	137,500
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
2,500	3.219	01/25/32	2,263
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
5,489	3.296	03/20/31	5,193
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
92,845	7.000	09/25/37	53,390
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
138,426	7.000	09/25/37	78,325
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	3.199	11/25/32	225
Household Home Equity Loan Trust Series 2007-3, Class APT(c)
462,528	3.736	11/20/36	400,448
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
3,066	3.039	08/25/33	2,778
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
10,908	3.099	12/25/33	10,126
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(c)
2,350	2.899	03/25/32	1,719
Saxon Asset Securities Trust Series 2002-1, Class AV2(c)
277	3.139	01/25/32	274
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(a)(c)
602,932	2.869	11/25/35	561,951

			1,798,550

Sallie Mae Student Loans(c) – 0.4%
SLM Student Loan Trust Series 2005-6 Class AJB
500,000	3.341	07/27/26	496,781

TOTAL ASSET-BACKED SECURITIES
(Cost $3,352,917)			$2,935,645

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Credit Linked Note – 0.1%

Brazil – 0.1%
Federal Republic of Brazil Inflation Linked
BRL 297,000	6.000%	12/31/17	$111,441
(Cost $110,082)

Foreign Debt Obligations – 1.0%

Israel Government AID Bond
$50,000	5.500%	04/26/24	$56,280
40,000	5.500	09/18/33	45,741
Republic of Argentina
318,750	3.092 (c)	08/03/12	269,859
880,000	7.000	09/12/13	721,527
ARS849,838	2.000 (c)	01/03/16	203,457
United Mexican States(c)
$30,000	5.077	01/13/09	30,030

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,320,250)			$1,326,894

Municipal Bonds – 3.0%

California(c)(f) – 1.0%
California Health Facilities Financing Authority VRDN RB Insured Health Facility Catholic Series 2005 B (MBIA)
$650,000	6.970%	07/01/22	$650,000
San Dieguito Public Facilities Authority VRDN RB Refunding Series 2006 (AMBAC)
600,000	12.000	08/01/41	600,000

			1,250,000

Colorado(c)(f) – 0.5%
Colorado Health Facilities Authority VRDN RB Catholic Health Series 2006 C-7 (FSA)
650,000	5.220	09/01/36	650,000

Michigan(c) – 0.2%
Michigan State University VRDN RB Series 2007 B (AMBAC)
415,000	2.684	02/15/37	290,533

New York(c) – 0.0%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Residuals Series 2005-1105 (FSA)
10,000	7.830	06/15/34	10,198

North Carolina(c)(f) – 1.1%
New Hanover County Hospital VRDN RB New Hanover Regional Medical Center Series 2006 A (FSA)
1,400,000	6.110	10/01/36	1,400,000

Ohio – 0.2%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
75,000	5.125	06/01/24	69,935
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
75,000	5.875	06/01/30	69,260
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
150,000	5.875	06/01/47	131,982

			271,177

TOTAL MUNICIPAL BONDS
(Cost $3,893,851)			$3,871,908

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stock(b) – 0.3%

Fannie Mae
$16,000	8.250%	12/31/45	$384,800
(Cost $400,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $122,865,886)			$119,165,669

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(j) – 14.8%

Joint Repurchase Agreement Account II
$19,400,000	2.496%	04/01/08	$19,400,000
Maturity Value: $19,401,345
(Cost $19,400,000)

TOTAL INVESTMENTS – 105.7%
(Cost $142,265,886)			$138,565,669

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.7)%			(7,354,567)

NET ASSETS – 100.0%			$131,211,102

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,508,198, which represents approximately 4.2% of net assets as of March 31, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(d)	Pay-in-kind security.

(e)	This security is issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $989,688 which represents approximately 0.8% of net assets as of March 31, 2008.

(i)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(j)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 62.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BBSW	—	Austrian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CMBS	—	Commercial Mortgage-Backed Securities
Euro	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STIB	—	Stockholm Interbank Offered Rate
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Sale	06/18/08	$1,244,000	$1,239,768	$4,232
British Pound	Sale	06/18/08	1,675,985	1,661,731	14,254
Canadian Dollar	Sale	06/18/08	422,000	404,472	17,528
Euro	Sale	04/30/08	1,175,698	1,175,326	372
Euro	Purchase	06/18/08	1,423,956	1,451,987	28,031
Japanese Yen	Purchase	04/24/08	145,221	146,424	1,203
Japanese Yen	Purchase	06/18/08	1,736,150	1,782,961	46,811
Japanese Yen	Sale	06/18/08	915,246	899,125	16,121
Mexican Peso	Purchase	04/15/08	1,340,899	1,358,299	17,400
New Zealand Dollar	Sale	06/18/08	1,274,621	1,254,738	19,883
Norwegian Krone	Purchase	06/18/08	411,000	413,259	2,259
Swedish Krona	Purchase	06/18/08	476,127	489,624	13,497
Swiss Franc	Purchase	06/18/08	881,888	920,621	38,733
Swiss Franc	Sale	06/18/08	463,712	463,294	418

TOTAL					$220,742

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	06/18/08	$1,682,440	$1,654,686	$(27,754)
Brazilian Real	Sale	05/15/08	107,846	110,260	(2,414)
British Pound	Sale	05/21/08	42,555	43,153	(598)
British Pound	Purchase	06/18/08	842,000	828,376	(13,624)
Canadian Dollar	Purchase	06/18/08	426,009	409,284	(16,725)
Euro	Sale	06/18/08	3,066,135	3,112,583	(46,448)
Japanese Yen	Purchase	06/18/08	424,000	414,578	(9,422)
Japanese Yen	Sale	06/18/08	838,000	866,818	(28,818)
Mexican Peso	Sale	04/15/08	1,293,898	1,336,658	(42,760)
New Zealand Dollar	Purchase	06/18/08	1,245,000	1,216,095	(28,905)
Swedish Krona	Sale	06/18/08	65,889	66,717	(828)
Swiss Franc	Purchase	06/18/08	424,000	420,277	(3,723)
Swiss Franc	Sale	06/18/08	838,000	869,111	(31,111)

TOTAL					$(253,130)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	26	June 2008	$6,352,450	$13,353
Eurodollars	16	September 2008	3,916,200	25,910
Eurodollars	5	December 2008	1,223,000	33,073
Eurodollars	5	March 2009	1,222,688	33,293
Eurodollars	5	June 2009	1,220,375	31,793
5 Year Euro-Bobl	9	June 2008	1,568,432	(17,868)
10 Year Euro-Bund	(11)	June 2008	(2,014,136)	37,618
30 Year Euro-Buxl	12	June 2008	1,723,615	(31,266)
U.K. Life Long Gilt	(1)	June 2008	(220,892)	(5,461)
U.S. Treasury Bonds	134	June 2008	15,918,781	113,432
2 Year U.S. Treasury Notes	43	June 2008	9,230,219	63,901
5 Year U.S. Treasury Notes	(220)	June 2008	(25,131,563)	(7,716)
10 Year U.S. Treasury Notes	7	June 2008	832,672	(2,888)
10 Year U.S. Treasury Notes	(62)	June 2008	(7,375,094)	(12,070)

TOTAL				$275,104

SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$4,700	(a)	06/18/13	3 month LIBOR	4.500%	$(147,753)	$(93,112)
	18,100	(a)	06/18/13	4.500%	3 month LIBOR	365,993	561,594
	1,200	(a)	06/18/18	5.000	3 month LIBOR	83,621	2,289
	1,600	(a)	06/18/18	3 month LIBOR	5.000	(102,736)	(11,808)
	4,700	(a)	06/18/23	3 month LIBOR	5.250	(264,759)	(138,561)
	1,200	(a)	06/18/28	3 month LIBOR	5.250	(104,590)	1,441
	1,600	(a)	06/18/28	5.250	3 month LIBOR	114,858	22,674
Barclays Bank PLC	EUR3,115	(a)	06/18/13	6 month EURO	4.250	(7,350)	(17,152)
	1,820	(a)	06/18/13	4.250	6 month EURO	28,893	(14,548)
	GBP1,850	(a)	06/18/13	6 month BP	5.250	(46,712)	(3,373)
	SEK7,000	(a)	06/18/13	3 month STIB	4.750	(7,645)	(3,803)
	$1,420	(a)	06/18/13	4.500	3 month LIBOR	5,157	67,615
	SEK10,100	(a)	06/18/18	3 month STIB	4.750	7,678	(10,974)
	EUR290	(a)	06/18/38	4.750	6 month EURO	3,916	2,738
	$140	(a)	06/18/38	5.250	3 month LIBOR	13,279	(194)
	360	(a)	06/18/38	3 month LIBOR	5.250	(23,489)	(10,158)
Bear Stearns & Co., Inc.	4,400		08/20/14	3 month LIBOR	5.282	—	(382,624)
Citibank NA	GBP2,350	(a)	06/18/13	5.250	6 month BP	12,655	50,967
	JPY420,000	(a)	06/18/13	1.250	6 month JYOR	34,877	4,886
	597,000	(a)	06/18/13	6 month JYOR	1.250	(35,358)	(21,163)
	$240	(a)	06/18/13	4.500	3 month LIBOR	2,827	9,472
	EUR210	(a)	06/18/38	4.750	6 month EURO	5,831	(1,013)
	$360	(a)	06/18/38	3 month LIBOR	5.250	(17,141)	(16,505)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Credit Suisse International (London)	EUR700	(a)	06/18/10	4.250%	6 month EURO	$1,984	$452
	120	(a)	06/18/13	6 month EURO	4.250%	469	(1,416)
	GBP130	(a)	06/18/13	5.250	6 month BP	3,572	(53)
	40	(a)	06/18/13	6 month BP	5.250	(824)	(259)
	SEK1,400	(a)	06/18/13	3 month STIB	4.750	(3,137)	906
	$110	(a)	06/18/13	4.500	3 month LIBOR	2,486	3,152
	EUR2,000	(a)	01/04/17	4.500	6 month EURO	51,007	(10,231)
	2,000	(a)	01/04/17	6 month EURO	4.500	(51,518)	10,741
	1,110	(a)	06/18/18	4.500	6 month EURO	(1,443)	14,825
	SEK11,000	(a)	06/18/18	3 month STIB	4.750	3,315	(6,906)
	EUR1,970	(a)	06/18/38	4.750	6 month EURO	4,841	40,363
	GBP210	(a)	06/18/38	6 month BP	4.750	(2,359)	(6,389)
	$1,410	(a)	06/18/38	3 month LIBOR	5.250	(50,337)	(81,443)
Deutsche Bank Securities, Inc.	EUR800	(a)	06/18/10	4.250	6 month EURO	2,844	(61)
	JPY169,000	(a)	12/17/10	1.160	6 month JYOR	—	9,669
	169,000	(a)	12/17/10	1.170	6 month JYOR	—	10,002
	263,000	(a)	12/17/10	1.181	6 month JYOR	—	16,146
	494,000	(a)	12/17/10	1.183	6 month JYOR	—	30,454
	EUR470	(a)	06/18/13	6 month EURO	4.250	(2,951)	(754)
	910	(a)	06/18/13	4.250	6 month EURO	13,905	(6,732)
	JPY16,000	(a)	06/18/13	6 month JYOR	1.250	(693)	(822)
	8,000	(a)	06/18/13	1.250	6 month JYOR	297	461
	$260	(a)	06/18/13	4.500	3 month LIBOR	4,775	8,550
	JPY107,000	(a)	12/17/15	6 month JYOR	1.641	—	(27,850)
	107,000	(a)	12/17/15	6 month JYOR	1.670	—	(29,942)
	176,000	(a)	12/17/15	6 month JYOR	1.691	—	(51,678)
	167,000	(a)	12/17/15	6 month JYOR	1.699	—	(49,964)
	138,000	(a)	12/17/15	6 month JYOR	1.703	—	(41,583)
	EUR1,120	(a)	06/18/18	4.500	6 month EURO	(4,398)	17,901
	1,090	(a)	06/18/38	4.750	6 month EURO	20,727	4,282
	430	(a)	06/18/38	6 month EURO	4.750	8,305	(18,172)
	$1,340	(a)	06/18/38	3 month LIBOR	5.250	(88,806)	(36,434)
	JPY22,000	(a)	12/17/38	2.540	6 month JYOR	—	11,245
	22,000	(a)	12/17/38	2.570	6 month JYOR	—	12,715
	35,000	(a)	12/17/38	2.585	6 month JYOR	—	21,396
	33,000	(a)	12/17/38	2.594	6 month JYOR	—	20,813
	28,000	(a)	12/17/38	2.595	6 month JYOR	—	17,740
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	BRL3,800		01/04/10	12.830%	Brazilian Interbank Deposit Average	$—	$(10,263)
	$8,050	(a)	11/17/10	3 month LIBOR	4.315%	—	(249,027)
	2,750	(a)	12/24/10	3 month LIBOR	3.780	—	(53,019)
	2,060	(a)	12/29/10	3 month LIBOR	3.868	—	(42,747)
	1,440	(a)	12/29/10	3 month LIBOR	4.000	—	(33,513)
	3,440	(a)	01/07/11	3 month LIBOR	3.658	—	(56,559)
	2,420	(a)	01/28/11	3 month LIBOR	3.161	—	(14,925)
	23,000	(a)	06/18/13	4.500	3 month LIBOR	448,044	730,659
	9,600	(a)	06/18/13	3 month LIBOR	4.500	(324,315)	(167,664)
	1,200	(a)	06/18/15	3 month LIBOR	5.000	(69,658)	(21,861)
	7,100	(a)	11/17/15	4.920	3 month LIBOR	—	426,000
	2,400	(a)	12/24/15	4.520	3 month LIBOR	—	79,049
	1,300	(a)	12/29/15	4.745	3 month LIBOR	—	60,153
	1,800	(a)	12/29/15	4.630	3 month LIBOR	—	70,778
	3,000	(a)	01/07/16	4.487	3 month LIBOR	—	90,083
	2,100	(a)	01/28/16	4.224	3 month LIBOR	—	26,535
	1,900	(a)	06/18/18	5.000	3 month LIBOR	88,916	47,107
	4,700	(a)	06/18/18	3 month LIBOR	5.000	(189,049)	(147,430)
	5,500	(a)	06/18/23	3 month LIBOR	5.250	(361,028)	(110,945)
	4,200	(a)	06/18/28	5.250	3 month LIBOR	152,657	208,367
	1,900	(a)	06/18/28	3 month LIBOR	5.250	(90,746)	(72,572)
	1,980	(a)	11/17/38	3 month LIBOR	5.309	—	(180,285)
	660	(a)	12/24/38	3 month LIBOR	5.011	—	(26,905)
	500	(a)	12/29/38	3 month LIBOR	5.121	—	(29,049)
	350	(a)	12/29/38	3 month LIBOR	5.215	—	(25,539)
	820	(a)	01/07/39	3 month LIBOR	5.017	—	(33,440)
	580	(a)	01/28/39	3 month LIBOR	4.939	—	(15,666)
JPMorgan Securities, Inc.	BRL3,700		01/04/10	12.395	Brazilian Interbank Deposit Average	—	(21,300)
	$5,500	(a)	06/18/13	3 month LIBOR	4.500	(182,076)	(99,788)
	18,400	(a)	06/18/13	4.500	3 month LIBOR	127,584	815,379
	9,800	(a)	06/18/15	5.000	3 month LIBOR	283,137	464,266
	3,900	(a)	06/18/15	3 month LIBOR	5.000	(70,368)	(227,068)
	EUR1,980	(a)	01/04/17	6 month EURO	4.500	(52,179)	11,810
	$1,800	(a)	06/18/18	3 month LIBOR	5.000	(47,361)	(81,503)
	4,100	(a)	06/18/18	5.000	3 month LIBOR	120,505	173,020
	2,800	(a)	06/18/23	3 month LIBOR	5.250	(28,431)	(211,846)
	3,700	(a)	06/18/28	5.250	3 month LIBOR	56,278	261,764
	4,000	(a)	06/18/28	3 month LIBOR	5.250	(177,892)	(165,937)
	2,800	(a)	06/18/38	5.250	3 month LIBOR	127,844	133,849
Merrill Lynch Capital Markets	CAD1,070	(a)	06/18/13	4.750	3 month CDOR	16,313	34,868
	690	(a)	06/18/13	3 month CDOR	4.750	(16,936)	(16,070)
	GBP840	(a)	06/18/13	6 month BP	5.250	(27,744)	5,003
	$230	(a)	06/18/13	4.500	3 month LIBOR	7,616	4,171
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Morgan Stanley Capital Services, Inc.	EUR1,500	(a)	06/18/10	4.250%	6 month EURO	$4,446	$774
	AUD250	(a)	06/18/13	7.250	6 month BBSW	(1,234)	1,642
	JPY100,000	(a)	06/18/13	1.250	6 month JYOR	9,979	—
	CAD360	(a)	06/18/13	3 month CDOR	4.750%	(4,731)	(12,489)
	60	(a)	06/18/13	4.750	3 month CDOR	755	2,115
	$470	(a)	06/18/13	4.500	3 month LIBOR	17,148	6,939
	EUR1,980	(a)	01/04/17	4.500	6 month EURO	60,036	(19,667)
	$80	(a)	06/18/38	3 month LIBOR	5.250	(1,285)	(6,192)
Royal Bank of Canada	AUD130	(a)	06/18/13	6 month BBSW	7.250	2,351	(2,376)
UBS AG (London)	1,130	(a)	06/18/13	6 month BBSW	7.250	(1,049)	(798)
	710	(a)	06/18/13	7.250	6 month BBSW	(4,957)	6,118
	GBP980	(a)	06/18/13	5.250	6 month BP	10,521	16,011
	JPY10,000	(a)	06/18/13	6 month JYOR	1.250	(440)	(507)
	82,000	(a)	06/18/13	1.250	6 month JYOR	(4,497)	12,261
	555,000	(a)	06/18/15	1.500	6 month JYOR	47,937	64,118
	571,000	(a)	06/18/15	6 month JYOR	1.500	(90,006)	(25,280)
	EUR240	(a)	06/18/38	4.750	6 month EURO	6,870	(1,363)
	$310	(a)	06/18/38	3 month LIBOR	5.250	(19,897)	(9,076)

TOTAL						$(342,829)	$1,439,982

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rates		Payments
		Amount	Received	Termination	received by	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	by Fund	Date	the Fund	Loss

Protection Sold:
Bear Stearns and Co., Inc.	CDX North America Investment Grade Index	$18,000	0.600%	12/20/12	$(374,774)	$(301,394)
Credit Suisse First Boston Corp.	ABX.HE AAA 07-1 Index	900	0.090	08/25/37	(209,508)	(183,412)
	ABX.HE AAA 07-2 Index	600	0.760	01/25/38	(153,256)	(135,910)
Deutsche Bank Securities, Inc.	ABX.HE AAA 06-2 Index	600	0.110	05/25/46	(77,623)	(70,933)
JPMorgan Securities, Inc.	Countrywide Home Loans, Inc. 6.000%, 01/24/18	200	2.300	03/20/13	—	(6,099)

TOTAL					$(815,161)	$(697,748)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain

Banc of America Securities LLC	$1,000	06/03/08	$22,699
DMG & Partners	500	06/03/08	11,377

TOTAL			$34,076

The Fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The Fund makes payments on any negative monthly duration adjusted return of such index.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Foreign Sovereign Debt Obligations – 45.0%

Australian Dollar – 0.1%
Australia Government Bond
AUD 1,100,000	6.000%	02/15/17	$1,001,792

British Pound – 2.3%
United Kingdom Treasury
GBP 1,300,000	8.750	08/25/17	3,438,943
7,240,000	8.000	06/07/21	19,172,385
1,150,000	4.750	12/07/30	2,347,966
3,580,000	4.250	06/07/32	6,869,162

			31,828,456

Canadian Dollar – 1.5%
Government of Canada
CAD 3,900,000	4.500	06/01/15	4,115,622
10,450,000	5.750	06/01/29	12,815,592
Quebec Province of Canada
$3,350,000	5.125	11/14/16	3,599,056

			20,530,270

Danish Krone – 0.5%
Kingdom of Denmark
DKK 20,000,000	6.000	11/15/09	4,368,908
16,000,000	4.000	11/15/15	3,378,570

			7,747,478

Euro – 26.1%
Federal Republic of Germany
EUR 20,000,000	3.750	01/04/15	31,568,976
4,750,000	6.250	01/04/24	9,065,235
6,260,000	4.750	07/04/28	10,171,945
3,400,000	5.500	01/04/31	6,062,010
50,000	4.000	01/04/37	72,082
19,390,000	4.250	07/04/39	29,104,913
Government of France
4,200,000	3.500	04/25/15	6,467,629
5,500,000	3.750	04/25/21	8,181,582
5,300,000	5.500	04/25/29	9,329,030
Kingdom of Belgium
17,500,000	5.000	09/28/12	28,855,344
Kingdom of Spain
10,000,000	4.400	01/31/15	16,201,278
Kingdom of The Netherlands
19,900,000	3.750	07/15/09	31,398,659
29,800,000	4.250	07/15/13	48,181,480
Republic of Austria
2,860,000	3.800	10/20/13	4,509,126
13,650,000	3.500	07/15/15	20,995,010
Republic of Italy
10,000,000	3.000	02/01/09	15,662,925
13,100,000	5.500	11/01/10	21,524,798
22,300,000	4.250	10/15/12	35,605,687
12,980,000	4.500	02/01/18	20,660,338
7,120,000	6.000	05/01/31	12,919,601

			366,537,648

Japanese Yen – 13.6%
Government of Japan
JPY3,675,000,000	0.800	09/20/09	$36,988,941
3,100,000,000	0.800	12/20/10	31,322,969
1,000,000,000	1.300	06/20/12	10,274,288
3,000,000,000	1.500	06/20/12	31,072,181
1,102,000,000	1.700	09/20/16	11,625,105
677,000,000	1.700	12/20/16	7,130,111
400,000,000	1.900	06/20/25	3,998,852
1,325,000,000	2.000	12/20/25	13,348,139
430,000,000	2.100	12/20/26	4,337,875
350,000,000	2.100	12/20/27	3,521,068
285,000,000	2.500	09/20/34	2,945,047
Government of Japan CPI Linked Bond
85,595,000	0.800	12/10/15	843,241
109,763,000	0.800	03/10/16	1,079,131
171,530,000	1.000	06/10/16	1,705,319
725,892,000	1.100	09/10/16	7,285,864
2,449,890,000	1.100	12/10/16	24,540,682

			192,018,813

Polish Zloty – 0.5%
Government of Poland
PLN16,000,000	4.750	04/25/12	6,823,848

Swedish Krona – 0.4%
Kingdom of Sweden
SEK 11,000,000	6.750	05/05/14	2,136,186
20,000,000	4.500	08/12/15	3,491,842

			5,628,028

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $542,043,152)			$632,116,333

Corporate Bonds – 11.5%

Banks – 4.6%
Banca Popolare di Bergamo Capital Trust(a)
EUR 1,180,000	8.364%	12/29/49	$1,890,383
Bancaja Emisiones SA Unipersonal(a)
500,000	4.625	11/17/49	541,443
Banco Popolare Scarl(a)
1,850,000	6.156	06/21/49	2,350,830
Bank of America Corp.(a)
$8,800,000	8.000	12/29/49	8,810,560
BayernLB Capital Trust I(a)
3,250,000	6.203	02/28/49	2,235,187
Caja de Ahorros de Valencia Castellon y Alicante(a)
EUR 2,100,000	4.375	12/03/48	2,274,060
Citicorp
DEM 4,500,000	6.250	09/19/09	3,696,177
Citigroup, Inc.
$3,350,000	6.875	03/05/38	3,347,632
Deutsche Postbank Funding Trust IV(a)
EUR 950,000	5.983	06/29/49	1,237,275
Dexia Funding Luxembourg(a)
2,155,000	4.892	11/30/49	2,649,058

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
Instituto de Credito Oficial MTN
$2,100,000	4.625%	10/26/10	$2,210,443
Kreditanstalt fuer Wiederaufbau MTN
EUR 6,250,000	4.375	07/04/18	9,939,773
Landwirtschaftliche Rentenbank
$8,940,000	5.000	11/08/16	9,767,230
Nordea Bank Finland PLC
1,010,000	6.500	04/01/09	1,035,789
OTP Bank PLC
EUR 1,300,000	5.270	09/19/16	1,653,729
RBS Capital Trust I(a)
$860,000	4.709	12/29/49	725,249
Resona Bank Ltd. MTN(a)
EUR 1,180,000	3.750	04/15/15	1,740,531
Resona Preferred Global Securities Ltd.(a)(b)
$2,500,000	7.191	07/30/49	2,183,320
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN
760,000	4.625	11/21/13	806,959
UniCredit SPA
EUR 3,600,000	5.750	09/26/17	5,628,866
Washington Mutual Bank
GBP 500,000	5.500	06/10/19	623,776

			65,348,270

Brokerage – 1.6%
Bear Stearns & Co., Inc.
$2,410,000	5.850	07/19/10	2,291,341
Bear Stearns Cos., Inc.
200,000	7.250	02/01/18	206,678
Lehman Brothers Holdings, Inc.
EUR 3,100,000	5.375	10/17/12	4,317,354
$4,500,000	6.200	09/26/14	4,439,746
Merrill Lynch & Co., Inc.
1,700,000	6.400	08/28/17	1,660,987
Morgan Stanley
EUR 6,850,000	5.500	10/02/17	9,591,804

			22,507,910

Capital Goods(b) – 0.0%
Bombardier, Inc.
$250,000	6.300	05/01/14	240,625
360,000	7.450	05/01/34	341,100

			581,725

Communications – 1.4%
AMFM, Inc.
900,000	8.000	11/01/08	930,205
Bell Atlantic New Jersey, Inc.
65,000	8.000	06/01/22	72,624
British Telecommunications PLC
EUR 1,450,000	5.250	01/22/13	2,229,324
Comcast Cable Communications Holdings, Inc.
$170,000	9.455	11/15/22	206,106
Cox Communications, Inc.
1,850,000	4.625	01/15/10	1,848,395
Deutsche Telekom International Finance BV
230,000	8.250	06/15/30	273,994
Koninklijke (Royal) KPN NV
EUR 7,950,000	4.750%	05/29/14	$11,591,399
Telecom Italia Finance SA
399,000	7.750	01/24/33	625,763
Time Warner Cable, Inc.
$2,600,000	6.550	05/01/37	2,454,351

			20,232,161

Consumer Noncyclical – 0.7%
BAT International Finance PLC
EUR 3,150,000	5.875	03/12/15	4,883,544
Casino Guichard-Perrachon SA
450,000	6.375	04/04/13	713,385
1,750,000	4.875	04/10/14	2,535,431
Imperial Tobacco Overseas BV
$1,410,000	7.125	04/01/09	1,460,898

			9,593,258

Energy – 0.2%
Canadian Natural Resources Ltd
1,100,000	6.750	02/01/39	1,122,512
Transocean, Inc.
1,716,000	6.800	03/15/38	1,752,999

			2,875,511

Financial Companies – 0.8%
American Express Centurion
3,250,000	5.200	11/26/10	3,316,500
Capital One Financial Corp.
4,540,000	5.700	09/15/11	4,332,960
Countrywide Home Loans, Inc.
1,766,000	6.250	04/15/09	1,635,461
950,000	5.625	07/15/09	871,571
International Lease Finance Corp.
1,000,000	4.950	02/01/11	986,086

			11,142,578

Insurance – 1.9%
Allianz Finance II B.V.
EUR 2,050,000	5.000	03/06/13	3,262,857
American International Group, Inc.(a)
4,650,000	4.375	03/15/67	5,511,326
AXA SA(a)
2,280,000	5.777	07/29/49	3,118,813
2,500,000	6.211	10/05/49	3,395,889
CNA Financial Corp.
$420,000	6.600	12/15/08	426,294
Endurance Specialty Holdings Ltd.
20,000	7.000	07/15/34	18,229
Resolution PLC(a)
GBP 1,950,000	6.586	04/25/49	2,681,095
SL Finance PLC(a)
EUR 650,000	5.314	01/06/49	844,243
GBP 2,850,000	6.546	01/06/49	4,538,160
ZFS Finance USA Trust IV(a)(b)
$1,050,000	5.875	05/09/32	993,100

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Insurance – (continued)
ZFS Finance USA Trust V(a)(b)
$1,900,000	6.500%	05/09/37	$1,726,207

			26,516,213

Natural Gas – 0.2%
Enterprise Products Partners L.P.
2,300,000	6.500	01/31/19	2,296,918

Transportation – 0.1%
OeBB Infrastruktur Bau AG
810,000	4.750	10/28/13	864,437

TOTAL CORPORATE BONDS
(Cost $163,289,641)			$161,958,981

Foreign Debt Obligation – 0.8%

Supranational – 0.8%
European Investment Bank
EUR 6,750,000	4.250%	10/15/14	$10,791,775
(Cost $9,862,757)

Asset-Backed Securities – 0.6%

Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$5,196,927	3.599%	10/25/37	$4,677,235
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
1,600,000	3.849	10/25/37	1,040,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
2,900,000	4.049	10/25/37	1,595,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
301,746	7.000	09/25/37	173,517
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
299,923	7.000	09/25/37	169,705

			7,655,457

TOTAL ASSET-BACKED SECURITIES
(Cost $10,299,725)			$7,655,457

Mortgage-Backed Obligations – 29.6%

Collateralized Mortgage Obligations(a) – 5.0%
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
$7,408,476	6.264%	09/25/47	$6,094,808
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
821,703	4.842	04/20/35	780,551
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
1,956,918	4.901	08/20/35	1,392,541
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
1,691,430	4.397	06/25/34	1,463,519
Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP 4,450,000	6.098	12/20/54	8,184,147
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
$11,644,519	6.003	08/19/36	8,210,921
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1
11,436,274	2.779	07/19/47	8,399,875
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
517,299	5.376	08/25/35	379,357
Luminent Mortgage Trust Series 2006-5, Class A1A
2,049,685	2.789	07/25/36	1,470,473
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
9,166,094	5.659	06/25/37	6,331,529
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
14,623,673	6.488	11/25/37	11,851,533
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
2,313,063	5.326	01/25/46	1,576,645
Sequoia Mortgage Trust Series 2004-10, Class A3A
461,344	5.409	11/20/34	432,259
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
1,165,501	5.450	11/25/34	946,454
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
1,201,735	4.380	05/25/34	1,097,714
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
236,602	5.250	09/25/34	173,091
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
7,892,648	5.826	08/25/47	5,635,707
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR07, Class 2A
4,899,324	5.306	07/25/46	3,219,073
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
1,527,060	5.246	09/25/46	1,040,887
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
2,326,862	5.026	02/25/47	1,600,369

			70,281,453

Commercial Mortgage-Backed Securities – 0.9%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4
13,000,000	5.700	06/11/50	12,807,028

Federal Agencies – 23.3%
Adjustable Rate FHLMC(a) – 1.2%
16,957,796	6.125	09/01/37	17,466,034

Adjustable Rate FNMA(a) – 4.5%
23,844,959	5.793	07/01/37	24,502,503
9,950,064	5.853	09/01/37	10,236,544
17,927,210	6.573	09/01/37	18,460,303
10,409,450	5.997	10/01/37	10,734,337

			63,933,687

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – 1.3%
$784,915	5.500%	07/01/36	$774,797
215,084	5.500	12/01/36	212,311
3,656,260	7.000	11/01/37	3,833,497
12,999,991	5.500	03/01/38	13,134,054

			17,954,659

FNMA – 16.2%
67,222	7.000	09/01/36	70,609
666,513	5.500	10/01/36	673,644
1,369,858	6.500	10/01/36	1,418,794
381,746	5.500	11/01/36	385,830
1,066,459	7.000	03/01/37	1,120,195
603,116	5.500	04/01/37	609,394
999,901	5.500	04/01/37	987,558
674,518	7.000	04/01/37	708,505
1,171,190	5.500	05/01/37	1,183,381
3,729	5.500	06/01/37	3,769
2,744	5.500	07/01/37	2,773
65,588,411	7.000	07/01/37	68,848,981
1,005,970	5.500	08/01/37	993,692
3,002,999	7.000	08/01/37	3,153,436
257	5.500	09/01/37	259
999,900	6.500	09/01/37	1,033,178
673,223	7.000	09/01/37	706,745
6,535	5.500	10/01/37	6,603
1,020,055	6.500	10/01/37	1,057,331
1,522,543	7.000	10/01/37	1,592,363
15,998,635	7.500	10/01/37	16,725,694
999,901	5.500	11/01/37	987,558
616,653	6.500	11/01/37	639,464
1,977,679	7.000	11/01/37	2,077,367
12,121,436	7.500	11/01/37	12,821,260
4,696,527	8.000	11/01/37	4,985,971
1,077,131	5.500	12/01/37	1,088,341
43,020,129	7.000	12/01/37	44,841,501
553,891	5.500	01/01/38	559,656
527,471	5.500	02/01/38	532,961
999,901	5.500	02/01/38	987,558
44,250,253	7.000	03/01/38	46,428,195
11,000,000	5.500	TBA-15yr (c)	11,103,125

			228,335,690

GNMA – 0.1%
1,000,000	6.500	TBA-15yr (c)	1,039,375

TOTAL FEDERAL AGENCIES			$328,729,446

Home Equity(a) – 0.4%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
55,398	2.969	10/25/34	51,255
Countrywide Alternative Loan Trust Series 2005-38, Class A1
367,698	5.736	09/25/35	256,281
Countrywide Alternative Loan Trust Series 2005-82, Class A1
4,392,914	2.869	02/25/36	3,436,853
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
1,572,740	2.746	03/20/46	1,192,716

			4,937,105

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $435,674,248)			$416,755,032

U.S. Treasury Obligations(d) – 6.7%

Sovereign – 6.7%
United States Treasury Bonds
$19,500,000	7.500%	11/15/24	$27,057,030
26,160,000	5.250	11/15/28	29,355,443
United States Treasury Notes
35,110,000	4.250	08/15/15	38,235,492

			94,647,965

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $86,618,977)			$94,647,965

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stock(a) – 0.1%

BCI US Funding Trust II
870,000	6.173%	07/15/08	$1,359,776
(Cost $1,145,057)

	Exercise	Expiration
Contracts	Rate	Date	Value
Options Purchased – 0.0%

Cross Currency Option Call MXN 8,626,000 Put USD 93,497,214	10.839%	05/23/08	$140,906
Cross Currency Option Call MYR 5,207,000 Put USD 16,402,050	3.150	05/26/08	28,925
Cross Currency Option Call SKK 4,885,000 Put EUR 158,762,500	32.500	10/15/08	134,161

TOTAL OPTIONS PURCHASED
(Cost $171,712)			$303,992

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligations – 1.9%

Time Deposits – 1.9%
ABN Amro
$20,260,910	2.900%	04/01/08	$20,260,910
Rabobank
6,670,983	2.730	04/01/08	6,670,983

			26,931,893

TOTAL SHORT-TERM OBLIGATIONS
(Cost $26,931,893)			$26,931,893

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,276,037,162)			$1,352,521,204

	Interest
Shares	Rate	Value
Securities Lending Collateral(a) – 6.9%

State Street Navigator Securities Lending Prime Portfolio
$97,705,443	3.180%	$97,705,443
(Cost $97,705,443)

TOTAL INVESTMENTS – 103.1%
(Cost $1,373,742,605)		$1,450,226,647

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%		(44,181,981)

NET ASSETS – 100.0%		$1,406,044,666

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been determined to be illiquid by the Investment Adviser. Total market value of illiquid Rule 144A securities amounts to $12,796,587, which represents approximately 0.9% of net assets as of March 31, 2008.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $12,142,500 which represents approximately 0.9% of net assets as of March 31, 2008.

(d)	All or a portion of security is on loan.

Investment Abbreviations:
BBSW	—	Australian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
STIB	—	Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Sale	06/18/08	$43,038,000	$42,893,597	$144,403
Brazilian Real	Sale	04/14/08	3,382,000	3,300,563	81,437
Brazilian Real	Purchase	04/23/08	2,040,000	2,108,294	68,294
Brazilian Real	Purchase	05/07/08	6,180,000	6,188,626	8,626
Brazilian Real	Sale	05/07/08	6,185,568	5,948,505	237,063
Brazilian Real	Sale	05/14/08	2,056,000	1,973,252	82,748
Brazilian Real	Sale	05/23/08	1,234,000	1,221,423	12,577
Brazilian Real	Sale	05/27/08	6,617,888	6,403,268	214,620
Brazilian Real	Sale	06/18/08	4,099,538	4,054,067	45,471
Brazilian Real	Sale	06/24/08	6,044,589	6,000,528	44,061
British Pound	Sale	06/18/08	57,157,107	56,676,325	480,782
Canadian Dollar	Sale	04/15/08	14,908,695	14,821,278	87,417
Canadian Dollar	Sale	06/18/08	14,379,000	13,781,775	597,225
Chilean Peso	Purchase	06/04/08	1,973,155	2,077,479	104,324
Chilean Peso	Purchase	06/06/08	2,120,271	2,214,656	94,385
Czech Koruna	Purchase	06/18/08	2,715,957	2,780,961	65,004
Euro	Purchase	04/30/08	122,976,555	123,075,469	98,914
Euro	Sale	04/30/08	593,601,121	593,389,963	211,158
Euro	Purchase	06/18/08	57,276,216	58,212,203	935,987
Indonesian Rupiah	Sale	04/21/08	2,056,500	2,043,174	13,326
Indonesian Rupiah	Sale	04/22/08	2,056,500	2,044,123	12,377
Indonesian Rupiah	Sale	04/28/08	2,029,000	2,026,471	2,529
Indonesian Rupiah	Sale	05/21/08	676,000	675,178	822
Israeli Shekel	Purchase	06/18/08	1,677,257	1,677,920	663
Japanese Yen	Purchase	06/18/08	57,472,306	59,011,455	1,539,149
Japanese Yen	Sale	06/18/08	30,385,000	29,885,872	499,128
Malaysian Ringgit	Purchase	05/28/08	1,458,000	1,460,573	2,573
Malaysian Ringgit	Purchase	06/12/08	507,000	507,860	860
Malaysian Ringgit	Sale	06/12/08	2,050,000	2,043,456	6,544
Malaysian Ringgit	Sale	06/24/08	688,000	686,157	1,843
New Zealand Dollar	Sale	06/18/08	43,140,365	42,466,364	674,001
Norwegian Krone	Purchase	06/18/08	14,261,000	14,339,387	78,387
Norwegian Krone	Sale	06/18/08	1,724,800	1,720,811	3,989
Peruvian Nouveau Sol	Purchase	05/21/08	2,456,000	2,684,429	228,429
Peruvian Nouveau Sol	Purchase	09/10/08	186,000	193,060	7,060
Philippine Peso	Sale	04/16/08	3,921,617	3,833,624	87,993
Russian Ruble	Purchase	04/04/08	7,145,393	7,462,683	317,290
Russian Ruble	Sale	04/04/08	922,038	921,869	169
Russian Ruble	Purchase	04/11/08	6,630,259	6,922,631	292,372
Russian Ruble	Purchase	06/05/08	1,657,127	1,698,890	41,763
Russian Ruble	Purchase	06/06/08	7,565,777	7,699,981	134,204
Singapore Dollar	Purchase	06/18/08	7,602,906	7,650,418	47,512
South African Rand	Purchase	06/18/08	693,000	694,085	1,085
South African Rand	Sale	06/18/08	9,931,645	9,711,539	220,106
South Korean Won	Sale	04/01/08	629,254	617,196	12,058
South Korean Won	Sale	04/21/08	2,870,077	2,844,388	25,689
South Korean Won	Sale	05/21/08	621,291	617,662	3,629
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

South Korean Won	Purchase	06/23/08	$4,198,000	$4,277,358	$79,358
Swedish Krona	Purchase	06/18/08	14,233,303	14,636,784	403,481
Swedish Krona	Sale	06/18/08	1,755,600	1,751,867	3,733
Swiss Franc	Purchase	06/18/08	30,244,924	31,573,332	1,328,408
Swiss Franc	Sale	06/18/08	16,039,360	16,025,124	14,236
Taiwan Dollar	Purchase	05/02/08	2,066,460	2,076,698	10,238
Taiwan Dollar	Purchase	06/06/08	4,621,814	4,721,445	99,631
Taiwan Dollar	Purchase	06/11/08	8,351,076	8,417,171	66,095
Taiwan Dollar	Purchase	06/12/08	3,452,609	3,482,971	30,362
Turkish Lira	Sale	04/21/08	4,098,000	3,775,827	322,173
Turkish Lira	Sale	05/21/08	8,220,000	7,510,671	709,329
Turkish Lira	Sale	06/10/08	189,085	177,332	11,753
Turkish Lira	Sale	06/18/08	2,690,353	2,621,686	68,667
Yuan Renminbi	Purchase	05/27/08	8,255,469	8,327,607	72,138
Yuan Renminbi	Sale	05/27/08	1,026,237	1,020,476	5,761
Yuan Renminbi	Purchase	08/27/08	5,465,089	5,536,206	71,117
Yuan Renminbi	Purchase	08/28/08	2,566,000	2,599,023	33,023

TOTAL					$11,199,549

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Argentine Peso	Purchase	05/23/08	$1,524,000	$1,497,217	$(26,783)
Argentine Peso	Sale	05/23/08	1,490,000	1,529,097	(39,097)
Argentine Peso	Purchase	05/30/08	274,000	269,118	(4,882)
Argentine Peso	Purchase	06/03/08	659,000	645,393	(13,607)
Argentine Peso	Sale	06/03/08	717,000	729,982	(12,982)
Australian Dollar	Sale	04/16/08	2,469,228	2,521,969	(52,741)
Australian Dollar	Purchase	06/18/08	57,854,196	56,899,774	(954,422)
Australian Dollar	Sale	06/18/08	1,632,400	1,633,863	(1,463)
Brazilian Real	Sale	04/23/08	2,975,865	3,109,307	(133,442)
Brazilian Real	Purchase	05/14/08	2,070,000	2,069,112	(888)
Brazilian Real	Purchase	05/19/08	2,062,000	2,057,148	(4,852)
Brazilian Real	Purchase	05/23/08	955,859	949,348	(6,511)
Brazilian Real	Purchase	05/27/08	7,046,406	6,865,320	(181,086)
Brazilian Real	Purchase	06/18/08	6,177,477	5,914,353	(263,124)
Brazilian Real	Purchase	06/24/08	6,157,602	5,933,858	(223,744)
British Pound	Sale	05/21/08	48,267,376	48,937,623	(670,247)
British Pound	Purchase	06/18/08	32,162,200	31,691,920	(470,280)
Canadian Dollar	Purchase	06/18/08	14,673,492	14,097,406	(576,086)
Chilean Peso	Sale	06/04/08	1,717,710	1,739,096	(21,386)
Chilean Peso	Sale	06/06/08	2,381,289	2,414,995	(33,706)
Danish Kroner	Sale	06/12/08	8,264,157	8,499,284	(235,127)
Euro	Purchase	06/18/08	7,053,200	7,026,311	(26,889)
Euro	Sale	06/18/08	119,242,216	121,295,836	(2,053,620)
Indian Rupee	Purchase	05/06/08	4,123,000	4,046,750	(76,250)
Indian Rupee	Sale	05/06/08	4,011,392	4,046,750	(35,358)
Indonesian Rupiah	Purchase	04/21/08	2,055,000	2,046,415	(8,585)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Indonesian Rupiah	Purchase	04/22/08	$2,129,391	$2,129,045	$(346)
Indonesian Rupiah	Purchase	04/28/08	1,823,000	1,820,826	(2,174)
Indonesian Rupiah	Purchase	05/21/08	2,055,000	2,044,840	(10,160)
Indonesian Rupiah	Purchase	05/22/08	1,935,810	1,933,718	(2,092)
Indonesian Rupiah	Sale	05/22/08	2,060,000	2,077,139	(17,139)
Indonesian Rupiah	Purchase	05/27/08	2,278,750	2,272,478	(6,272)
Indonesian Rupiah	Sale	05/27/08	2,060,000	2,075,070	(15,070)
Israeli Shekel	Purchase	06/18/08	3,672,736	3,648,275	(24,461)
Israeli Shekel	Sale	06/18/08	5,214,809	5,326,195	(111,386)
Japanese Yen	Purchase	04/24/08	45,172,501	45,153,275	(19,226)
Japanese Yen	Sale	04/24/08	261,218,184	263,127,957	(1,909,773)
Japanese Yen	Purchase	06/18/08	14,311,000	13,994,990	(316,010)
Japanese Yen	Sale	06/18/08	28,688,000	29,674,554	(986,554)
Malaysian Ringgit	Sale	05/28/08	1,458,000	1,460,573	(2,573)
Malaysian Ringgit	Purchase	06/04/08	4,691,816	4,684,049	(7,767)
Malaysian Ringgit	Sale	06/04/08	1,001,000	1,001,472	(472)
Malaysian Ringgit	Purchase	06/11/08	3,628,670	3,589,510	(39,160)
Malaysian Ringgit	Sale	06/11/08	3,290,000	3,291,119	(1,119)
Malaysian Ringgit	Purchase	06/12/08	6,398,183	6,334,844	(63,339)
Malaysian Ringgit	Purchase	06/24/08	4,732,165	4,664,919	(67,246)
Malaysian Ringgit	Sale	06/24/08	5,343,625	5,353,633	(10,008)
New Zealand Dollar	Purchase	06/18/08	42,989,000	41,991,852	(997,148)
Philippine Peso	Purchase	04/16/08	4,983,994	4,821,921	(162,073)
Polish Zloty	Sale	05/13/08	6,544,860	7,104,390	(559,530)
Polish Zloty	Sale	06/18/08	3,050,807	3,171,249	(120,442)
Russian Ruble	Sale	04/04/08	6,344,634	6,540,815	(196,181)
Russian Ruble	Purchase	04/11/08	921,645	921,324	(321)
Russian Ruble	Sale	04/11/08	8,859,416	9,115,303	(255,887)
Russian Ruble	Sale	06/05/08	1,826,253	1,830,430	(4,177)
Russian Ruble	Sale	06/06/08	5,157,166	5,167,063	(9,897)
Singapore Dollar	Sale	06/18/08	924,000	925,293	(1,293)
South African Rand	Purchase	06/18/08	4,087,400	4,022,020	(65,380)
South Korean Won	Purchase	04/01/08	620,786	617,196	(3,590)
South Korean Won	Purchase	04/21/08	3,067,585	2,930,423	(137,162)
South Korean Won	Purchase	05/21/08	3,097,798	2,962,001	(135,797)
South Korean Won	Sale	05/21/08	1,797,203	1,842,098	(44,895)
South Korean Won	Sale	06/23/08	4,198,000	4,264,969	(66,969)
Swedish Krona	Sale	06/19/08	7,585,387	7,661,141	(75,754)
Swiss Franc	Purchase	06/18/08	14,311,000	14,178,571	(132,429)
Swiss Franc	Sale	06/18/08	28,688,000	29,760,565	(1,072,565)
Taiwan Dollar	Purchase	04/30/08	3,954,289	3,933,483	(20,806)
Taiwan Dollar	Sale	04/30/08	1,524,600	1,526,774	(2,174)
Taiwan Dollar	Sale	06/12/08	4,057,795	4,078,283	(20,488)
Thailand Baht	Purchase	06/18/08	1,733,000	1,722,135	(10,865)
Turkish Lira	Purchase	04/21/08	4,097,850	3,666,605	(431,245)
Turkish Lira	Purchase	05/21/08	4,073,000	3,639,474	(433,526)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Turkish Lira	Purchase	06/10/08	$4,124,000	$3,864,500	$(259,500)
Yuan Renminbi	Sale	05/27/08	1,863,400	1,864,022	(622)

TOTAL					$(14,960,221)

Open Forward Foreign Cross Currency	Expiration	Purchase	Sale	Unrealized
Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Polish Zloty/Euro	06/18/08	$6,304,534	$6,245,325	$59,209

FORWARD SALES CONTRACT — At March 31, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $11,102,266)	5.500%	TBA-15yr	04/14/08	$11,000,000	$11,103,125

FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Australia 10 Year Treasury Bond	98	June 2008	$8,403,809	$29,719
2 Year Euro-Schatz	1,390	June 2008	230,174,823	(993,172)
5 Year Euro-Bobl	1,088	June 2008	190,302,681	(1,882,912)
10 Year Euro-Bund	(2,019)	June 2008	(371,043,965)	4,493,626
Japan 10 Year Treasury Bond	24	June 2008	33,882,328	303,813
U.K. Life Long Gilt	40	June 2008	8,848,344	(14,946)
U.S. Treasury Bonds	130	June 2008	15,443,594	(1,969)
2 Year U.S. Treasury Notes	(228)	June 2008	(48,941,625)	(181,687)
5 Year U.S. Treasury Notes	964	June 2008	110,121,938	1,619,055
10 Year U.S. Treasury Notes	122	June 2008	14,512,281	(55,468)

TOTAL				$3,316,059

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by the	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Fund	Gain (Loss)

Barclays Bank PLC	$93,750	(a)	06/18/10	4.250%	3 month LIBOR	$544,002	$2,689,391
	EUR84,190	(a)	06/18/13	4.250	6 month EURO	1,331,694	(668,132)
	272,200	(a)	06/18/13	6 month EURO	4.250%	315,617	(2,458,848)
	GBP44,820	(a)	06/18/13	6 month BP	5.250	(1,154,480)	(58,939)
	SEK199,300	(a)	06/18/13	3 month STIB	4.750	(338,469)	20,901
	$177,030	(a)	06/18/13	3 month LIBOR	4.500	(3,098,556)	(5,973,866)
	610,626	(a)	06/18/13	4.500	3 month LIBOR	6,960,445	24,332,879
	29,700	(a)	06/18/15	3 month LIBOR	5.000	(425,455)	(1,839,636)
	EUR9,100	(a)	06/18/18	6 month EURO	4.500	(102,619)	—
	GBP9,000	(a)	06/18/18	6 month BP	5.250	(259,537)	(190,480)
	SEK80,000	(a)	06/18/18	4.750	3 month STIB	42,074	—
	160,100	(a)	06/18/18	3 month STIB	4.750	121,700	(173,960)
	$11,620	(a)	06/18/18	5.000	3 month LIBOR	49,226	782,664
	120,830	(a)	06/18/23	3 month LIBOR	5.250	(9,505,000)	(863,791)
	26,220	(a)	12/20/27	3 month LIBOR	6.000	(304,145)	(522,382)
	216,875	(a)	12/20/27	6.000	3 month LIBOR	1,972,425	4,864,067
	27,060	(a)	06/18/28	5.250	3 month LIBOR	638,318	1,687,689
	39,300	(a)	06/18/28	3 month LIBOR	5.250	(2,542,371)	(835,756)
	EUR13,470	(a)	06/18/38	4.750	6 month EURO	181,896	127,183
	18,100	(a)	06/18/38	6 month EURO	4.750	(422,315)	—
	GBP7,020	(a)	06/18/38	4.750	6 month BP	68,515	223,896
	$16,310	(a)	06/18/38	3 month LIBOR	5.250	(1,064,160)	(460,200)
	21,450	(a)	06/18/38	5.250	3 month LIBOR	2,006,627	50,970
Citibank NA	$10,000	(a)	09/21/11	5.600	3 month LIBOR	13,677	877,573
	EUR6,070	(a)	06/18/13	6 month EURO	4.250	(140,229)	92,387
	GBP28,740	(a)	06/18/13	5.250	6 month BP	154,764	623,319
	JPY18,265,000	(a)	06/18/13	1.250	6 month JYOR	1,509,403	219,872
	26,824,000	(a)	06/18/13	6 month JYOR	1.250	(1,570,995)	(968,621)
	$16,660	(a)	06/18/13	3 month LIBOR	4.500	(619,285)	(234,506)
	131,645	(a)	06/18/13	4.500	3 month LIBOR	3,268,940	3,477,594
	EUR47,900	(a)	06/18/15	4.500	6 month EURO	266,366	954,631
	JPY814,000	(a)	06/18/15	6 month JYOR	1.500	(67,095)	(97,253)
	EUR67,900	(a)	06/18/18	4.500	6 month EURO	(585,908)	1,404,550
	$91,870	(a)	06/18/23	3 month LIBOR	5.250	(1,673,808)	(6,209,836)
	113,185	(a)	12/20/27	6.000	3 month LIBOR	1,344,733	2,223,167
	175,690	(a)	12/20/27	3 month LIBOR	6.000	(3,098,170)	(2,440,060)
	4,190	(a)	06/18/28	5.250	3 month LIBOR	154,118	206,044
	16,000	(a)	06/18/28	3 month LIBOR	5.250	(168,313)	(1,207,005)
	EUR9,590	(a)	06/18/38	4.750	6 month EURO	266,289	(46,239)
	$11,610	(a)	06/18/38	5.250	3 month LIBOR	890,302	194,788
	16,280	(a)	06/18/38	3 month LIBOR	5.250	(791,972)	(729,585)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by the	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Fund	Gain (Loss)

Credit Suisse International (London)	EUR15,400	(a)	06/18/10	4.250%	6 month EURO	$43,653	$9,937
	$72,650	(a)	06/18/11	3 month LIBOR	4.500%	(2,806,113)	(672,696)
	EUR5,960	(a)	06/18/13	6 month EURO	4.250	23,335	(70,311)
	79,600	(a)	06/18/13	4.250	6 month EURO	997,307	(369,920)
	GBP1,950	(a)	06/18/13	6 month BP	5.250	(40,162)	(12,630)
	6,020	(a)	06/18/13	5.250	6 month BP	166,979	(3,997)
	SEK65,200	(a)	06/18/13	3 month STIB	4.750	(143,296)	39,406
	345,100	(a)	06/18/13	4.750	3 month STIB	4,418	545,470
	$104,787	(a)	06/18/13	4.500	3 month LIBOR	806,760	4,563,359
	287,080	(a)	06/18/13	3 month LIBOR	4.500	(9,576,921)	(5,135,338)
	EUR25,200	(a)	01/04/17	4.500	6 month EURO	704,846	(191,058)
	25,200	(a)	01/04/17	6 month EURO	4.500	(649,124)	135,336
	61,670	(a)	06/18/18	4.500	6 month EURO	(80,150)	823,679
	10,380	(a)	06/18/18	6 month EURO	4.500	(127,146)	1,999
	SEK677,600	(a)	06/18/18	3 month STIB	4.750	768,297	(989,481)
	$17,850	(a)	12/20/27	6.000	3 month LIBOR	57,120	505,561
	137,940	(a)	12/20/27	3 month LIBOR	6.000	(282,002)	(4,066,240)
	20,200	(a)	06/18/28	3 month LIBOR	5.250	(719,720)	(1,016,619)
	EUR1,680	(a)	06/18/38	6 month EURO	4.750	(64,365)	25,816
	34,860	(a)	06/18/38	4.750	6 month EURO	173,195	626,693
	GBP2,400	(a)	06/18/38	6 month BP	4.750	(99,034)	—
	$27,040	(a)	06/18/38	3 month LIBOR	5.250	(1,672,737)	(854,467)
Deutsche Bank Securities, Inc.	EUR19,300	(a)	06/18/10	4.250	6 month EURO	68,622	(1,461)
	$69,320	(a)	11/22/10	3 month LIBOR	4.170	—	(1,947,122)
	JPY6,289,000	(a)	12/17/10	1.183	6 month JYOR	—	387,701
	2,245,000	(a)	12/17/10	1.160	6 month JYOR	—	128,442
	2,245,000	(a)	12/17/10	1.170	6 month JYOR	—	132,867
	4,387,000	(a)	12/17/10	1.181	6 month JYOR	—	269,323
	AUD9,630	(a)	06/18/13	7.250	6 month BBSW	(3,044)	18,791
	EUR20,080	(a)	06/18/13	6 month EURO	4.250	(126,072)	(32,193)
	38,360	(a)	06/18/13	4.250	6 month EURO	586,130	(283,787)
	JPY365,000	(a)	06/18/13	1.250	6 month JYOR	13,528	21,029
	726,000	(a)	06/18/13	6 month JYOR	1.250	(31,455)	(37,281)
	$12,190	(a)	06/18/13	4.500	3 month LIBOR	223,867	400,845
	61,130	(a)	11/20/15	4.830	3 month LIBOR	—	3,319,688
	JPY1,063,000	(a)	12/17/15	6 month JYOR	1.703	—	(320,309)
	1,420,000	(a)	12/17/15	6 month JYOR	1.670	—	(397,362)
	1,420,000	(a)	12/17/15	6 month JYOR	1.641	—	(369,599)
	2,778,000	(a)	12/17/15	6 month JYOR	1.699	—	(831,130)
	2,920,000	(a)	12/17/15	6 month JYOR	1.691	—	(857,386)
	EUR61,620	(a)	06/18/18	4.500	6 month EURO	(241,951)	984,877
	JPY1,392,000	(a)	06/18/18	1.750	6 month JYOR	(62,915)	412,884
	$13,480	(a)	12/20/27	3 month LIBOR	6.000	(376,510)	(48,417)
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by the	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Fund	Gain (Loss)

Deutsche Bank Securities, Inc. – (continued)
	EUR11,000	(a)	06/18/38	6 month EURO	4.750%	$212,460	$(464,864)
	35,040	(a)	06/18/38	4.750%	6 month EURO	540,009	264,010
	$42,760	(a)	06/18/38	3 month LIBOR	5.250	(2,965,352)	(1,031,071)
	17,000		11/22/38	3 month LIBOR	5.258	—	(1,405,419)
	JPY216,000	(a)	12/17/38	2.595	6 month JYOR	—	136,855
	285,000	(a)	12/17/38	2.570	6 month JYOR	—	164,711
	285,000	(a)	12/17/38	2.540	6 month JYOR	—	145,677
	559,000	(a)	12/17/38	2.594	6 month JYOR	—	352,558
	588,000	(a)	12/17/38	2.585	6 month JYOR	—	359,460
JPMorgan Securities, Inc.	EUR4,440	(a)	06/18/38	6 month EURO	4.750	(128,040)	26,161
Lehman Brothers International (Europe)	JPY3,846,000	(a)	12/17/10	1.188	6 month JYOR	—	240,886
	2,437,000	(a)	12/17/15	6 month JYOR	1.709	—	(744,936)
	$21,170	(a)	12/20/27	3 month LIBOR	6.000	(342,987)	(324,350)
	19,880	(a)	12/20/27	6.000	3 month LIBOR	(2,314)	628,986
	EUR42,360	(a)	06/18/38	4.750	6 month EURO	363,360	608,622
	$52,990	(a)	06/18/38	3 month LIBOR	5.250	(1,713,893)	(3,238,643)
	JPY493,000	(a)	12/17/38	2.648	6 month JYOR	—	369,978
Merrill Lynch Capital Markets	CAD31,890	(a)	06/18/13	3 month CDOR	4.750	(780,579)	(744,810)
	48,440	(a)	06/18/13	4.750	3 month CDOR	723,167	1,593,853
	GBP22,020	(a)	06/18/13	6 month BP	5.250	(727,289)	131,138
	$10,800	(a)	06/18/13	4.500	3 month LIBOR	357,615	195,863
	EUR7,030	(a)	06/18/38	4.750	3 month EURO	(31,743)	193,052
Morgan Stanley Capital Services, Inc.	33,700	(a)	06/18/10	4.250	6 month EURO	99,889	17,382
	AUD11,060	(a)	06/18/13	7.250	6 month BBSW	(54,578)	72,662
	CAD2,900	(a)	06/18/13	4.750	3 month CDOR	36,495	102,220
	16,600	(a)	06/18/13	3 month CDOR	4.750	(220,419)	(573,606)
	JPY4,329,000	(a)	06/18/13	1.250	6 month JYOR	432,012	—
	$108,600	(a)	06/18/13	4.500	3 month LIBOR	4,449,376	1,116,148
	447,980	(a)	06/18/13	3 month LIBOR	4.500	(17,859,253)	(5,098,799)
	212,700	(a)	06/18/23	5.250	3 month LIBOR	11,652,756	6,599,680
	29,910	(a)	12/20/27	6.000	3 month LIBOR	281,673	661,173
	23,200	(a)	12/20/27	3 month LIBOR	6.000	(240,351)	(490,977)
	13,390	(a)	06/18/28	3 month LIBOR	5.250	(1,169,008)	18,039
	18,480	(a)	06/18/28	5.250	3 month LIBOR	552,384	1,036,108
	3,420	(a)	06/18/38	3 month LIBOR	5.250	(54,938)	(264,701)
Royal Bank of Canada	AUD5,220	(a)	06/18/13	6 month BBSW	7.250	94,407	(95,422)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by the	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Fund	Gain (Loss)

UBS AG (London)	10,440	(a)	06/18/13	7.250%	6 month BBSW	$(72,887)	$89,958
	52,680	(a)	06/18/13	6 month BBSW	7.250%	(46,669)	(39,469)
	CAD15,000	(a)	06/18/13	4.750	3 month CDOR	294,160	423,333
	GBP28,240	(a)	06/18/13	5.250	6 month BP	375,663	388,884
	JPY442,000	(a)	06/18/13	6 month JYOR	1.250	(19,444)	(22,404)
	4,934,000	(a)	06/18/13	1.250	6 month JYOR	(276,062)	743,198
	$21,000	(a)	06/18/15	5.000	3 month LIBOR	446,000	1,155,579
	EUR11,360	(a)	06/18/38	4.750	6 month EURO	325,171	(64,507)
	$14,200	(a)	06/18/38	3 month LIBOR	5.250	(911,404)	(415,752)

TOTAL						$(24,677,024)	$16,735,813

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
CREDIT DEFAULT SWAP CONTRACT

Upfront
		Notional	Rate		Payments
		Amount	Received by	Termination	received by the	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	Fund	Loss

Protection Sold:
Barclays Bank PLC	ITRX Europe Index	EUR 139,800	0.450%	12/20/12	$(3,026,911)	$(3,431,860)

WRITTEN OPTIONS — For the period ended March 31, 2008, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding October 31, 2007	329	$—

Contracts bought back	(329)	—

Contracts Outstanding March 31, 2008	—	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$78,000,000

Core Plus Fixed Income	19,400,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	2.50%	04/01/08	$2,500,173,611

Banc of America Securities LLC	3,000,000,000	2.45	04/01/08	3,000,204,167

Banc of America Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

Barclays Capital, Inc.	3,400,000,000	2.50	04/01/08	3,400,236,111

Citigroup Global Markets, Inc.	3,000,000,000	2.50	04/01/08	3,000,208,333

Deutsche Bank Securities, Inc	7,875,000,000	2.50	04/01/08	7,875,546,875

Greenwich Capital Markets	1,250,000,000	2.50	04/01/08	1,250,086,806

JPMorgan Securities	1,500,000,000	2.50	04/01/08	1,500,104,167

Lehman Brothers	475,000,000	2.50	04/01/08	475,032,986

Merrill Lynch	413,400,000	2.50	04/01/08	413,428,708

Merrill Lynch	1,000,000,000	2.55	04/01/08	1,000,070,833

Morgan Stanley	150,000,000	2.50	04/01/08	150,010,417

UBS Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

TOTAL				$26,565,241,902

At March 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 4.210% to 6.000%, due 04/11/08 to 06/29/17; Federal Home Loan Mortgage Corp, 0.000% to 15.500%, due 05/01/08 to 11/01/47 and Federal National Mortgage Association, 0.000% to 15.000%, due 04/01/08 to 03/01/48. The aggregate market value of the collateral, including accrued interest, was $27,176,285,228.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Statements of Assets and Liabilities
March 31, 2008

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $2,602,338,572, $122,865,886 and $1,276,037,162, respectively) (a)	$2,464,877,434	$119,165,669	$1,352,521,204
Repurchase agreement, at value which equals cost	78,000,000	19,400,000	—
Securities lending collateral, at value which equals cost	1,452,023	—	97,705,443
Cash	—	291,995	5,816,724
Foreign currencies, at value (identified cost of $903,828, $61,775 and $457,837, respectively)	903,455	61,396	455,691
Receivables:
Fund shares sold	126,954,111	3,732,607	1,195,002
Investment securities sold, at value	249,051,975	9,023,556	296,582,869
Interest and dividends, at value	16,439,218	777,372	18,554,170
Due from broker-swap collateral(b)	31,910,001	3,223,248	30,357,952
Due from broker-variation margin	499,592	67,930	8,351,440 (d)
Securities lending income	2,585	—	101,076
Reimbursement from investment adviser	—	81,035	238,061
Premium for swaps purchased	—	38,200	—
Swap contracts, at value (includes upfront payments made of $38,955,623, $2,348,402 and $45,030,731, respectively)	151,120,913	7,027,043	118,524,903
Forward foreign currency exchange contracts, at value	3,666,130	220,742	11,258,758
Other assets, at value	657,976	60,467	124,267

Total assets	3,125,535,413	163,171,260	1,941,787,560

Liabilities:

Due to Custodian	680,876	—	—
Payables:
Investment securities purchased	450,303,904	18,941,220	121,139,061
Fund shares repurchased	71,065,360	3,858,068	155,728,111
Due to broker-variation margin	1,070,975	82,366	—
Income distribution	3,495,026	91,291	—
Due to Broker — swap collateral	988,385	2,205	700,010
Payable upon return of securities loaned	1,452,023	—	97,705,443
Amounts owed to affiliates	1,129,374	101,720	995,040
Due to broker	133,507	992,798	210,840
Forward sale contract, at value (proceeds receivable $11,102,266 for Global Income Fund)	—	—	11,103,125
Premium for swaps sold	662,497	—	25,949
Swap contracts, at value (includes upfront payments received of $64,787,486, $3,506,392 and $72,734,666, respectively)	134,864,601	7,408,723	132,924,885
Forward foreign currency exchange contracts, at value	3,789,429	253,130	14,960,221
Accrued expenses and other liabilities	328,913	228,637	250,209

Total liabilities	669,964,870	31,960,158	535,742,894

Net Assets:

Paid-in capital	2,542,402,819	136,427,766	1,377,047,975
Accumulated undistributed (distribution in excess of) net investment income	167,929	(41,489)	(35,784,934)
Accumulated net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	12,097,184	(2,495,114)	(25,745,318)
Net unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(99,097,389)	(2,680,061)	90,526,943

NET ASSETS	$2,455,570,543	$131,211,102	$1,406,044,666

Net Assets:
Class A	$809,957,483	$54,330,011	$311,899,813
Class B	21,415,112	13,842,651	10,478,608
Class C	28,401,707	11,726,640	6,109,945
Institutional	1,571,577,701	51,281,355	1,077,176,651
Service	24,199,115	10,524	379,649
Class R	9,705	9,952	—
Class IR	9,720	9,969	—

Shares Outstanding:
Class A	84,660,256	5,485,175	24,156,585
Class B	2,229,030	1,398,771	814,418
Class C	2,954,463	1,184,907	475,813
Institutional	163,646,743	5,179,238	83,539,989
Service	2,518,498	1,063	29,470
Class R	1,014	1,004	—
Class IR	1,015	1,006	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	256,011,019	13,251,164	109,016,275

Net asset value, offering and redemption price per share:(c)
Class A	$9.57	$9.90	$12.91
Class B	9.61	9.90	12.87
Class C	9.61	9.90	12.84
Institutional	9.60	9.90	12.89
Service	9.61	9.90	12.88
Class R	9.57	9.91	—
Class IR	9.58	9.91	—

(a)	Includes loaned securities having a market value of $1,428,708 and $96,157,888 for Core Fixed Income and Global Income Funds, respectively.
(b)	Represents restricted cash on deposit with the counterparties as collateral for swaps for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds (NAV per share multiplied by 1.0471) is $10.02, $10.37 and $13.52 respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the Shares.
(d)	Includes cash on deposit with counterparty of $5,035,382 for Global Income Fund, relating to initial margin requirements on futures transactions.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Statements of Operations

	Core Fixed Income Fund

	For the Period
	November 1, 2007	For the Year Ended
	to March 31, 2008*	October 31, 2007

Investment income:

Interest (includes securities lending income of $364,488, $281,541, $0, $0, $641,175 and $331,375, respectively)	$56,958,764	$123,986,926
Dividends(a)	209,226	—

Total investment income	57,167,990	123,986,926

Expenses:

Management fees	3,928,030	8,735,012
Distribution and Service fees(d)	1,053,696	2,287,245
Transfer Agent fees(d)	748,925	1,792,569
Custody and accounting fees	105,680	248,329
Registration fees	70,104	106,001
Amortization of offering costs	—	—
Printing fees	67,912	93,466
Service share fees — Service Plan	28,930	100,545
Service share fees — Shareholder Administration Plan	28,930	100,545
Professional fees	24,956	152,894
Trustee fees	6,700	16,500
Shareholder meeting expense	—	45,880
Other	63,299	146,049

Total expenses	6,127,162	13,825,035

Less — expense reductions	(54,128)	(103,846)

Net expenses	6,073,034	13,721,189

NET INVESTMENT INCOME	51,094,956	110,265,737

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	15,484,523	(2,030,112)
Capital gain distributions from underlying funds	—	—
Futures transactions	(2,708,384)	7,440,067
Written options	—	—
Swap contracts	43,514,687	(28,116,979)
Foreign currency related transactions	(795,662)	2,982,169
Net change in unrealized gain (loss) on:
Investments	(130,651,937)	(11,687,129)
Futures	(5,476,922)	2,648,811
Swap contracts	5,687,519	34,833,155
Translation of assets and liabilities denominated in foreign currencies	285,188	539,976

Net realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions	(74,660,988)	6,609,958

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,566,032)	$116,875,695

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Foreign taxes withheld on dividends were $16 and $0 for Core Plus Fixed Income Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Commenced operations on November 30, 2006.
(d)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees

Fund	Class A	Class B	Class C	Class R(b)	Class A	Class B	Class C	Institutional	Service	Class R(b)	Class IR(b)

Core Fixed Income
For the Period Ended March 31, 2008*	$855,754	$89,227	$108,699	$16	$444,992	$11,599	$14,131	$273,549	$4,645	$4	$5
For the Year Ended October 31, 2007	1,848,738	213,675	224,832	—	1,106,655	32,155	33,567	604,105	16,087	—	—
Core Plus Fixed Income
For the Period Ended March 31, 2008*	57,717	60,612	49,147	17	30,013	7,879	6,389	6,666	2	5	5
For the Period Ended October 31, 2007(c)	55,951	55,320	44,683	—	30,585	7,284	5,938	20,304	1	—	—
Global Income
For the Period Ended March 31, 2008*	338,529	44,577	25,267	—	176,035	5,795	3,285	197,211	63	—	—
For the Year Ended October 31, 2007	770,447	140,845	58,175	—	460,071	21,336	8,793	369,328	159	—	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund

For the Period		For the Period
November 1, 2007	For the Period Ended	November 1, 2007	For the Year Ended
to March 31, 2008*	October 31, 2007(c)	to March 31, 2008*	October 31, 2007

$2,614,774	$4,191,996	$26,674,317	$49,636,941
10,713	89,813	20,420	65,561

2,625,487	4,281,809	26,694,737	49,702,502

228,325	368,281	3,999,111	7,976,391
167,493	155,954	408,373	969,467
50,959	64,112	382,389	859,687
38,561	112,985	216,409	435,418
53,098	112,270	49,358	81,417
13,953	125,678	—	—
33,859	48,847	43,333	89,579
10	10	384	991
10	10	384	991
44,101	94,414	53,524	84,995
6,700	14,931	6,700	16,500
—	11,462	—	27,510
2,728	30,327	52,392	67,126

639,797	1,139,281	5,212,357	10,610,072

(212,222)	(559,002)	(433,348)	(794,400)

427,575	580,279	4,779,009	9,815,672

2,197,912	3,701,530	21,915,728	39,886,830

503,927	445,476	8,863,037	(3,026,233)
—	17,610	—	—
(217,133)	(633,974)	2,294,472	5,226,224
—	—	(16,997)	(178,294)
2,735,059	(1,800,814)	(16,058,894)	(54,435)
10,380	210,011	(48,098,747)	(11,006,312)
(3,614,869)	1,519,394	25,410,700	41,174,195
209,665	65,441	2,065,408	1,518,239
(993,586)	1,769,895	15,403,525	(2,383,680)
99,508	(130,767)	9,291,862	(7,434,496)

(1,267,049)	1,462,272	(845,634)	23,835,208

$930,863	$5,163,802	$21,070,094	$63,722,038

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Core Fixed Income Fund

	For the Period	For the	For the
	November 1, 2007 to	Year Ended	Year Ended
	March 31, 2008*	October 31, 2007	October 31, 2006

From operations:

Net investment income	$51,094,956	$110,265,737	$97,632,224
Net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	55,495,164	(19,724,855)	(30,351,124)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(130,156,152)	26,334,813	37,147,203

Net increase (decrease) in net assets from operations	(23,566,032)	116,875,695	104,428,303

Distributions to shareholders:

From net investment income
Class A Shares	(16,419,344)	(32,109,154)	(27,592,559)
Class B Shares	(361,130)	(761,061)	(809,299)
Class C Shares	(438,018)	(807,123)	(683,475)
Institutional Shares	(35,104,003)	(70,984,275)	(59,364,208)
Service Shares	(540,535)	(1,657,481)	(1,497,789)
Class R(a)	(144)	—	—
Class IR(a)	(159)	—	—
From net realized gains
Class A Shares	—	—	(4,057,820)
Class B Shares	—	—	(173,446)
Class C Shares	—	—	(143,326)
Institutional Shares	—	—	(6,915,957)
Service Shares	—	—	(198,051)
From capital
Class A Shares	—	—	(666,129)
Class B Shares	—	—	(19,538)
Class C Shares	—	—	(16,500)
Institutional Shares	—	—	(1,433,147)
Service Shares	—	—	(36,159)

Total distributions to shareholders	(52,863,333)	(106,319,094)	(103,607,403)

From share transactions:

Net proceeds from sales of shares	610,668,943	955,886,546	1,051,438,670
Proceeds received in connection with merger	—	93,427,679	230,276,588
Reinvestment of dividends and distributions	34,819,220	69,594,888	70,943,055
Cost of shares repurchased	(670,213,808)	(937,095,681)	(829,727,761)

Net increase (decrease) in net assets resulting from share transactions	(24,725,645)	181,813,432	522,930,552

TOTAL INCREASE (DECREASE)	(101,155,010)	192,370,033	523,751,452

Net assets:

Beginning of period	2,556,725,553	2,364,355,520	1,840,604,068

End of period	$2,455,570,543	$2,556,725,553	$2,364,355,520

Accumulated undistributed (distribution in excess of) net investment income	$167,929	$1,417,302	$(3,125,486)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on November 30, 2007.
(b)	Commenced operations on November 30, 2006.
(c)	Net of redemption fees, remitted to the Funds as follows:

	For the Period Ended	For the Period Ended	For the Year Ended
Fund	March 31, 2008*	October 31, 2007	October 31, 2006

Core Plus Fixed Income	$2,923	$913	N/A
Global Income	5,075	8,278	6,373

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund				Global Income Fund

For the Period		For the		For the Period		For the		For the
November 1, 2007 to		Period Ended		November 1, 2007 to		Year Ended		Year Ended
March 31, 2008*		October 31, 2007(b)		March 31, 2008*		October 31, 2007		October 31, 2006

$2,197,912		$3,701,530		$21,915,728		$39,886,830		$15,175,226
3,032,233		(1,761,691)		(53,017,129)		(9,039,050)		(6,650,901)
(4,299,282)		3,223,963		52,171,495		32,874,258		8,069,554

930,863		5,163,802		21,070,094		63,722,038		16,593,879

(1,217,640)		(962,158)		(4,769,157)		(8,314,867)		(10,177,713)
(277,315)		(201,220)		(125,053)		(269,626)		(1,057,409)
(223,498)		(161,994)		(71,854)		(113,130)		(329,720)
(926,013)		(2,313,517)		(19,562,324)		(28,629,452)		(16,109,652)
(228)		(158)		(5,409)		(9,897)		(24,929)
(165)		—		—		—		—
(181)		—		—		—		—
—		—		—		—		—
—		—		—		—		—
—		—		—		—		—
—		—		—		—		—
—		—		—		—		—
—		—		—		(924,754)		(673,831)
—		—		—		(29,987)		(70,007)
—		—		—		(12,582)		(21,830)
—		—		—		(3,184,081)		(1,066,563)
—		—		—		(1,101)		(1,650)

(2,645,040)		(3,639,047)		(24,533,797)		(41,489,477)		(29,533,304)

41,418,357		113,526,251		220,316,317		914,681,652		623,711,550
—		107,923,394		—		—		—
2,225,414		3,161,540		24,289,339		40,918,077		26,966,721
(22,300,633	)(c)	(114,553,799	)(c)	(265,869,186	)(c)	(415,622,549	)(c)	(190,950,469	)(c)

21,343,138		110,057,386		(21,263,530)		539,977,180		459,727,802

19,628,961		111,582,141		(24,727,233)		562,209,741		446,788,377

111,582,141		—		1,430,771,899		868,562,158		421,773,781

$131,211,102		$111,582,141		$1,406,044,666		$1,430,771,899		$868,562,158

$(41,489)		$328,928		$(35,784,934)		$(5,642,679)		$(1,826,999)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements
March 31, 2008
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund (“Core Fixed Income”), Goldman Sachs Core Plus Fixed Income Fund (“Core Plus Fixed Income”) and Goldman Sachs Global Income Fund (“Global Income”) (collectively, the “Funds” or individually a “Fund”). Core Fixed Income and Core Plus Fixed Income are diversified portfolios offering seven classes of Shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR. Global Income is a non-diversified portfolio offering five classes of Shares — Class A, Class B, Class C, Institutional and Service. Class A Shares of the Funds are sold with front-end sales charges of up to 4.50%. Class B Shares of the Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class R, and Class IR Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to Management Agreements with the Trust on behalf of Core Fixed Income and Core Plus Fixed Income. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement with the Trust on behalf of Global Income (the Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Class R and Class IR Shares commenced operations on November 30, 2007.
     The Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse the Funds for any costs associated with changing their fiscal year ends.
     Global Income invests in securities of foreign companies and foreign governments which involve special risks including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
     In addition, GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds). In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions for Core Fixed Income and Core Plus Fixed Income are declared daily and paid monthly. Income distributions for Global Income are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM and GSAMI have reviewed the tax positions for open tax years (tax years ended October 31, 2004-2007 and March 31, 2008) and have determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
     Non U.S. Currency symbols utilized throughout the report are defined as follows:

AUD	—	Australian Dollar
ARS	—	Argentine Peso
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
DEM	—	German Mark
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pounds
JPY	—	Japanese Yen
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PLN	—	Polish Zloty
SEK	—	Swedish Krona
SKK	—	Slovakian Koruna
	$—	U.S. Dollar
F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
G. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Funds’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Mortgage- and Asset-Backed Securities — Certain Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities present credit risks that are generally not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim or collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans. Payment received for IO’s are included in interest income on the Funds’ Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for PO’s, typically monthly, are treated as reductions to the cost basis of the securities held. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
J. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
K. Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a future may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
L. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
M. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
N. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
O. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
P. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized on the Statements of Assets and Liabilities. When entering into swap contracts, the Funds must “set aside” liquid assets or engage in other appropriate measures to “cover” its obligations under the swap contract. The Funds may invest in the following type of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as realized gains or losses on termination date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs, and are recorded as realized gains from swaps on the Statements of Operations.
Q. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (TIPS), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as interest income on the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
R. Structured Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On termination date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. These structured notes are subject to credit, counterparty and interest rate risks.
3. AGREEMENTS
A. Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     For the period ended March 31, 2008, the Funds’ management fees as an annual percentage rate of average daily net assets were as follows:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$2 Billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.37%

Core Plus Fixed Income	0.45	0.41	0.39	0.45

Global Income	0.65	0.59	0.56	0.63

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of the average daily net assets of Core Fixed Income and Core Plus Fixed Income attributable to Class A, Class B, Class C and Class R Shares, respectively, and 0.25%, 0.75% and 0.75% of the daily net assets of Global Income attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares of the Funds. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
     Goldman Sachs serves as Distributor of the Shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended March 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Core Fixed Income	$75,000	$100	$1,000

Core Plus Fixed Income	7,300	—	—

Global Income	6,600	—	—

C. Transfer Agency Agreement — Goldman Sachs serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares of the Funds. Prior to July 2, 2007, this fee as a percentage of the daily net assets was 0.16% for Class A, Class B and Class C Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
3. AGREEMENTS (continued)
E. Other Agreements — GSAM and GSAMI have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM or GSAMI for prior fiscal year expense reimbursements, if any. For the period ended March 31, 2008 and the period ended October 31, 2007, the Other Expense limitations for Core Fixed Income, Core Plus Fixed Income and Global Income as an annual percentage rate of average daily net assets were 0.104%, 0.004% and 0.004%, respectively.
     For the period ended March 31, 2008 and the period ended October 31, 2007, GSAM and GSAMI have voluntarily agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses. For the period ended March 31, 2008, these expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer Agent	Total Expense
Fund	Reimbursement	Fee	Fee	Reductions

Core Fixed Income	$—	$45	$9	$54

Core Plus Fixed Income	191	21	—	212

Global Income	396	33	4	433

     For the period ended October 31, 2007, expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer Agent	Total Expense
Fund	Reimbursement	Fee	Fee	Reductions

Core Fixed Income	$—	$63	$41	$104

Core Plus Fixed Income	536	23	—	559

Global Income	725	53	16	794

     As of March 31, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution	Transfer
Fund	Fees	and Service Fees	Agent Fees	Total

Core Fixed Income	$766	$215	$148	$1,129

Core Plus Fixed Income	57	34	11	102

Global Income	835	82	78	995

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2008, were as follows:

				Sales and Maturities
	Purchases of U.S.	Purchases (Excluding	Sales and Maturities of	(Excluding U.S.
	Government and Agency	U.S. Government and	U.S. Government and	Government and
Fund	Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$6,427,368,446	$133,097,971	$6,070,069,307	$65,469,947

Core Plus Fixed Income	118,894,475	14,426,263	97,777,187	12,509,246

Global Income	1,798,386,310	285,935,926	1,842,955,788	337,841,040

     For the period ended March 31, 2008, Core Fixed Income and Core Plus Fixed Income paid commissions of approximately $117,800 and $6,000, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
     For the period ended October 31, 2007, Core Fixed Income and Core Plus Fixed Income paid commissions of approximately $284,600 and $18,300, respectively, in connection with futures contracts entered into with Goldman Sachs as Futures Commission Merchant.
5. SECURITIES LENDING
The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Trust’s Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in State Street’s securities lending program and SSgA’s objective is to comply with the requirements of Rule 2a-7 of the Act. Prior to January 25, 2008, the Funds utilized State Street Securities Lending Quality Trust as the investment vehicle for the securities lending collateral. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended March 31, 2008 and the period ended October 31, 2007 are reported parenthetically under Investment Income on the Statements of Operations.
6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended March 31, 2008 and the period ended October 31, 2007, the Funds did not have any borrowings under the facility. Effective May 13, 2008, the facility was increased to $700,000,000.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
7. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Distributions paid from:
Ordinary income	$52,863,333	$2,645,040	$24,533,797

Total taxable distributions	$52,863,333	$2,645,040	$24,533,797

The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Distributions paid from:
Ordinary income	$106,319,094	$3,639,047	$37,336,972

Total taxable distributions	$106,319,094	$3,639,047	$37,336,972
Total return on capital	—	—	4,152,505

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Distributions paid from:
Ordinary Income	$96,989,608	N/A	$27,699,423
Net long-term capital gains	4,446,322	N/A	—

Total taxable distributions	$101,435,930	N/A	$27,699,423
Total return of capital	$2,171,473	N/A	$1,833,881

     As of March 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Undistributed Ordinary income-net	$15,755,225	$—	$—
Capital loss carryforward:[1,2]
Expiring 2011	$—	$—	$(10,969,514)
Expiring 2012	—	—	(1,611,665)
Expiring 2014	—	—	(3,390,508)
Expiring 2015	—	(2,188,126)	—

Total capital loss carryforward	$—	$(2,188,126)	$(15,971,687)

Timing differences (deferred straddle losses, taxable interest on defaulted securities and income distribution payable)	$(7,027,896)	$(73,877)	$(44,432,574)
Unrealized gains (losses)-net	(95,559,605)	(2,954,661)	89,400,952

Total accumulated earnings (losses)-net	$(86,832,276)	$(5,216,664)	$28,996,691

1	Expiration occurs on March 31 of the year indicated.
2	The Core Fixed Income, Core Plus Fixed Income and Global Income Funds utilized approximately $39,093,000, $3,579,000 and $27,193,000, respectively of capital losses in the current fiscal period.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     At March 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Core Fixed	Core Plus	Global
	Income	Fixed Income	Income

Tax cost	$2,681,990,080	$142,280,793	$1,377,024,283

Gross unrealized gain	29,080,579	1,296,452	109,193,610
Gross unrealized loss	(166,741,202)	(5,011,576)	(35,991,246)

Net unrealized security gain (loss)	$(137,660,623)	$(3,715,124)	$73,202,364

Net unrealized gain (loss) on other investments	42,101,018	760,463	16,198,588

Net unrealized gain (loss)	$(95,559,605)	$(2,954,661)	$89,400,952

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gain (loss) on Section 1256 futures and forward foreign currency contracts recognized for tax purposes and differences related to the tax treatment of the amortization of market premium.
     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from taxable overdistributions and the difference in tax treatment relating to the recognition of income and gains/losses of certain bonds, foreign currency transactions, swaps and consent fees.

		Accumulated
		undistributed
		(distribution in	Accumulated net
	Paid-in	excess of)	realized gain (loss)
Fund	capital	net investment income	on investment transactions

Core Fixed Income	$—	$519,004	$(519,004)

Core Plus Fixed Income	(417,266)	76,711	340,555

Global Income	(46,464,798)	(27,524,186)	73,988,984

8. OTHER MATTERS
A. Funds’ Concentration — As of March 31, 2008, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Service Shares of the Core Plus Fixed Income Fund and 100% of the Class R and Class IR Shares of the Core Fixed Income and Core Plus Fixed Income Funds. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of Global Income as of March 31, 2008, with amounts of 5% or greater of the total shares outstanding, as follows:

Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and
	Balanced Strategy	Growth Strategy	Income Strategy
Fund	Portfolio	Portfolio	Portfolio

Global Income	5%	18%	53%

B. Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the Signal Income Fund into the Goldman Sachs Core Fixed Income Fund. The reorganization was completed on April 30, 2007, as of the close of business on April 27, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the Signal Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into the Goldman Sachs Core Fixed Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	as of April 27, 2007

Core Fixed Income Class A/ Signal Income Class A	23,514	$230,909	23,842

Core Fixed Income Institutional Class/ Signal Income Institutional Class	9,461,522	93,196,770	9,622,019

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	Before	Before	After	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	Reorganization	Depreciation	Carryforward

Core Fixed Income/ Signal Income	$2,284,620,154	$93,427,679	$2,378,047,833	$(847,168)	$(531,167)

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the First Funds Agreement”) providing for the tax-free reorganization of the First Funds Intermediate Bond Portfolio by the Core Fixed Income Fund. The acquisition was completed on June 5, 2006, as of the close of business on June 2, 2006.
     Pursuant to the First Funds Agreement, the assets and liabilities of the First Funds Intermediate Bond Portfolio’s (“Acquired Fund”) Institutional Class, Class A, Class B and Class C were transferred into the Core Fixed Income Fund’s (“Survivor Fund”) Institutional Class, Class A, Class A and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	as of June 2, 2006

Core Fixed Income Institutional Class/ First Funds Intermediate Bond Portfolio Institutional Class	23,256,054	$225,816,117	22,869,788

Core Fixed Income Class A/ First Funds Intermediate Bond Portfolio Class A	249,590	2,413,528	244,781

Core Fixed Income Class A/ First Funds Intermediate Bond Portfolio Class B	32,136	310,758	31,472

Core Fixed Income Class A/ First Funds Intermediate Bond Portfolio Class C	179,544	1,736,185	175,687

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation.

Survivor Fund’s
		Acquired Fund’s	Aggregate
	Survivor Fund’s	Aggregate	Net Assets	Acquired
	Aggregate	Net Assets	immediately	Fund’s
	Net Assets Before	Before	After	Unrealized
Survivor/Acquired Fund	Reorganization	Reorganization	Reorganization	Depreciation

Core Fixed Income/First Funds Intermediate Bond Portfolio	$2,168,716,107	$230,276,588	$2,398,992,695	$(5,005,096)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager Core Bond Fund by the Core Plus Fixed Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Core Bond Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Core Plus Fixed Income Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	as of June 22, 2007

Core Plus Fixed Income Class A/ AXA Enterprise Multi-Manager Core Bond Class A	3,094,089	$30,260,288	3,168,607

Core Plus Fixed Income Class A/ AXA Enterprise Multi-Manager Core Bond Class P	578,343	5,656,165	592,910

Core Plus Fixed Income Class B/ AXA Enterprise Multi-Manager Core Bond Class B	1,645,941	16,080,867	1,687,728

Core Plus Fixed Income Class C/ AXA Enterprise Multi-Manager Core Bond Class C	1,137,825	11,116,583	1,167,239

Core Plus Fixed Income Institutional Class/ AXA Enterprise Multi-Manager Core Bond Class Y	4,581,724	44,809,491	4,692,118

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	Before	Before	After	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	Reorganization	Depreciation	Carryforward

Core Plus Fixed Income/AXA Enterprise Multi-Manager Core Bond	$75,344,672	$107,923,394	$183,268,066	$(1,604,742)	$(3,702,687)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
8. OTHER MATTERS (continued)
C. New Accounting Pronouncements —
On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 was adopted by the Funds on April 1, 2008. GSAM and GSAMI do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.
Guarantees and Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Core Fixed Income Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,802,533	$147,356,297	28,772,067	$281,982,501	33,915,411	$330,454,717
Shares issued in connection with merger	—	—	23,514	230,909	461,270	4,460,471
Reinvestment of dividends and distributions	1,406,889	13,913,927	2,776,234	27,235,819	2,859,107	27,907,378
Shares converted from Class B(a)	72,278	712,619	142,820	1,400,465	94,032	918,118
Shares repurchased	(12,546,680)	(124,245,746)	(23,569,984)	(230,861,469)	(31,237,706)	(304,040,411)

	3,735,020	37,737,097	8,144,651	79,988,225	6,092,114	59,700,273

Class B Shares
Shares sold	520,779	5,211,062	564,864	5,559,937	413,768	4,040,182
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	29,689	294,866	62,728	618,008	80,189	786,518
Shares converted to Class A(a)	(71,986)	(712,619)	(142,240)	(1,400,465)	(93,649)	(918,118)
Shares repurchased	(343,035)	(3,390,951)	(720,795)	(7,082,601)	(1,008,157)	(9,859,452)

	135,447	1,402,358	(235,443)	(2,305,121)	(607,849)	(5,950,870)

Class C Shares
Shares sold	923,115	9,242,551	1,372,895	13,534,119	861,312	8,439,976
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of dividends and distributions	36,201	359,330	69,831	688,212	75,872	744,534
Shares repurchased	(326,272)	(3,253,007)	(1,243,093)	(12,247,048)	(1,179,491)	(11,563,276)

	633,044	6,348,874	199,633	1,975,283	(242,307)	(2,378,766)

Institutional Shares
Shares sold	45,328,744	446,516,643	65,769,913	647,150,046	70,215,331	684,433,513
Shares issued in connection with merger	—	—	9,461,522	93,196,770	23,256,054	225,816,117
Reinvestment of dividends and distributions	2,007,200	19,940,315	4,089,098	40,274,233	4,149,150	40,632,934
Shares repurchased	(53,859,540)	(531,771,698)	(67,274,876)	(661,743,156)	(50,393,455)	(494,390,692)

	(6,523,596)	(65,314,740)	12,045,657	118,877,893	47,227,080	456,491,872

Service Shares
Shares sold	232,626	2,322,390	776,618	7,659,943	2,448,389	24,070,282
Reinvestment of dividends and distributions	31,234	310,479	79,034	778,616	88,895	871,691
Shares repurchased	(763,527)	(7,552,406)	(2,561,838)	(25,161,407)	(1,010,620)	(9,873,930)

	(499,667)	(4,919,537)	(1,706,186)	(16,722,848)	1,526,664	15,068,043

Class R(b)
Shares sold	999	10,000	—	—	—	—
Reinvestment of dividends and distributions	15	144	—	—	—	—

	1,014	10,144	—	—	—	—

Class IR(b)
Shares sold	999	10,000	—	—	—	—
Reinvestment of dividends and distributions	16	159	—	—	—	—

	1,015	10,159	—	—	—	—

NET INCREASE (DECREASE)	(2,517,723)	$(24,725,645)	18,448,312	$181,813,432	53,995,702	$522,930,552

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Plus Fixed Income Fund

	For the Period
	November 1, 2007 to		For the Period Ended
	March 31, 2008*		October 31, 2007(c)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,255,847	$12,723,275	3,097,810	$30,736,724
Shares issued in connection with merger	—	—	3,672,432	35,916,453
Reinvestment of dividends and distributions	112,800	1,137,371	87,947	873,409
Shares converted from Class B(a)	39,019	391,715	17,219	171,479
Shares repurchased	(1,279,588)	(12,825,397)	(1,518,311)	(15,004,556)

	128,078	1,426,964	5,357,097	52,693,509

Class B Shares
Shares sold	102,329	1,032,094	29,565	292,780
Shares issued in connection with merger	—	—	1,645,941	16,080,867
Reinvestment of dividends and distributions	24,937	251,341	18,359	182,178
Shares converted to Class A(a)	(39,057)	(391,715)	(17,235)	(171,479)
Shares repurchased	(199,339)	(2,004,726)	(166,729)	(1,650,419)

	(111,130)	(1,113,006)	1,509,901	14,733,927

Class C Shares
Shares sold	187,754	1,905,306	190,328	1,877,629
Shares issued in connection with merger	—	—	1,137,825	11,116,583
Reinvestment of dividends and distributions	18,473	186,154	13,798	136,957
Shares repurchased	(202,843)	(2,042,875)	(160,428)	(1,586,591)

	3,384	48,585	1,181,523	11,544,578

Institutional Shares
Shares sold	2,537,206	25,737,682	8,080,609	80,609,108
Shares issued in connection with merger	—	—	4,581,724	44,809,491
Reinvestment of dividends and distributions	64,558	649,974	198,883	1,968,839
Shares repurchased	(541,427)	(5,427,635)	(9,742,315)	(96,312,233)

	2,060,337	20,960,021	3,118,901	31,075,205

Service Shares
Shares sold	—	—	1,025	10,010
Reinvestment of dividends and distributions	22	228	16	157
Shares repurchased	—	—	—	—

	22	228	1,041	10,167

Class R(b)

Shares sold	988	10,000	—	—
Reinvestment of dividends and distributions	16	165	—	—

	1,004	10,165	—	—

Class IR(b)
Shares sold	988	10,000	—	—
Reinvestment of dividends and distributions	18	181	—	—

	1,006	10,181	—	—

NET INCREASE (DECREASE)	2,082,701	$21,343,138	11,168,463	$110,057,386

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Commenced operations on November 30, 2006.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,800,722	$50,053,238	15,075,138	$192,152,271	11,905,993	$151,347,777
Reinvestment of dividends and distributions	353,302	4,624,668	699,165	8,922,506	773,632	9,933,914
Shares converted from Class B(a)	48,008	628,070	70,217	895,407	48,774	632,232
Shares repurchased	(5,151,710)	(67,996,190)	(10,589,392)	(135,013,641)	(5,984,030)	(76,641,869)

	(949,678)	(12,690,214)	5,255,128	66,956,543	6,744,369	85,272,054

Class B Shares
Shares sold	111,464	1,468,150	45,674	581,353	60,972	777,498
Reinvestment of dividends and distributions	7,764	101,287	19,021	241,780	70,664	906,495
Shares converted to Class A(a)	(48,192)	(628,070)	(70,504)	(895,407)	(48,983)	(632,232)
Shares repurchased	(120,430)	(1,573,872)	(525,606)	(6,681,886)	(567,097)	(7,247,692)

	(49,394)	(632,505)	(531,415)	(6,754,160)	(484,444)	(6,195,931)

Class C Shares
Shares sold	216,517	2,856,108	155,547	1,978,412	178,494	2,271,072
Reinvestment of dividends and distributions	4,178	54,426	7,386	93,740	20,674	264,555
Shares repurchased	(155,705)	(2,017,274)	(297,209)	(3,767,219)	(289,164)	(3,733,311)

	64,990	893,260	(134,276)	(1,695,067)	(89,996)	(1,197,684)

Institutional Shares
Shares sold	12,666,450	165,933,239	56,619,606	719,904,481	36,969,936	469,268,400
Reinvestment of dividends and distributions	1,492,309	19,507,191	2,483,178	31,656,557	1,239,946	15,852,486
Shares repurchased	(15,013,398)	(194,278,693)	(21,115,181)	(270,026,669)	(8,003,654)	(103,261,990)

	(854,639)	(8,838,263)	37,987,603	481,534,369	30,206,228	381,858,896

Service Shares
Shares sold	427	5,582	5,127	65,135	3,630	46,803
Reinvestment of dividends and distributions	135	1,767	274	3,494	722	9,271
Shares repurchased	(242)	(3,157)	(10,482)	(133,134)	(5,170)	(65,607)

	320	4,192	(5,081)	(64,505)	(818)	(9,533)

NET INCREASE (DECREASE)	(1,788,401)	$(21,263,530)	42,571,959	$539,977,180	36,375,339	$459,727,802

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CORE FIXED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.86	$0.19	$(0.28)	$(0.09)	$(0.20)	$—	$—	$(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - R (commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)
2008 - IR (commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

2003 - A	10.07	0.40	0.28	0.68	(0.40)	(0.04)	—	(0.44)
2003 - B	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - C	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - Institutional	10.09	0.45	0.29	0.74	(0.44)	(0.04)	—	(0.48)
2003 - Service	10.09	0.40	0.29	0.69	(0.39)	(0.04)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 193% for the period ended March 31, 2008, 141% for the year ended October 31, 2007 and 516% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.57	(0.99)%	$809,957	0.78	%(d)	4.63	%(d)	0.78	%(d)	4.63	%(d)	239%
9.61	(1.28)	21,415	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	4.97	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	4.47	(d)	0.94	(d)	4.47	(d)	239
9.57	(2.90)	10	1.03	(d)	4.22	(d)	1.03	(d)	4.22	(d)	239
9.58	(2.75)	10	0.53	(d)	4.66	(d)	0.53	(d)	4.66	(d)	239

9.86	4.84	798,223	0.80		4.51		0.81		4.50		166
9.90	4.05	20,736	1.55		3.74		1.56		3.73		166
9.91	4.05	23,008	1.55		3.76		1.56		3.75		166
9.90	5.21	1,684,860	0.44		4.87		0.45		4.86		166
9.91	4.68	29,899	0.94		4.32		0.95		4.31		166

9.82	4.21	714,877	0.83		4.25		0.84		4.24		562
9.86	3.42	22,971	1.58		3.49		1.59		3.48		562
9.87	3.52	20,937	1.58		3.49		1.59		3.48		562
9.86	4.69	1,558,971	0.46		4.65		0.47		4.64		562
9.86	4.06	46,600	0.96		4.13		0.97		4.12		562

9.87	1.14	658,114	0.86		3.14		0.87		3.13		283
9.91	0.38	29,096	1.61		2.40		1.62		2.39		283
9.91	0.38	23,432	1.61		2.40		1.62		2.39		283
9.90	1.53	1,098,280	0.47		3.54		0.48		3.53		283
9.91	1.02	31,682	0.97		3.03		0.98		3.02		283

10.25	6.24	523,045	0.90		2.96		0.90		2.96		549
10.29	5.43	32,040	1.65		2.21		1.65		2.21		549
10.29	5.42	24,323	1.65		2.21		1.65		2.21		549
10.28	6.55	860,021	0.50		3.36		0.50		3.36		549
10.29	6.22	20,221	1.00		2.86		1.00		2.86		549

10.31	7.03	445,178	0.89		3.91		0.89		3.91		489
10.35	6.31	37,120	1.64		3.21		1.64		3.21		489
10.35	6.21	25,409	1.64		3.16		1.64		3.16		489
10.35	7.54	695,181	0.49		4.39		0.49		4.39		489
10.35	6.90	21,827	0.99		3.89		0.99		3.89		489

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.99	$0.18	$(0.05)	$0.13	$(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - R (commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)
2008 - IR (commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)
FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B (commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)
2007 - C (commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 63% for the period ended March 31, 2008 and 312% for the period ended October 31, 2007.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(d)	net assets(d)	net assets(d)	net assets(d)	rate(c)

$9.90	1.21%	$54,330	0.79%	4.37%	1.21%	3.95%	96%
9.90	0.99	13,843	1.54	3.63	1.96	3.21	96
9.90	0.99	11,727	1.54	3.63	1.96	3.21	96
9.90	1.45	51,281	0.45	4.73	0.87	4.31	96
9.90	1.26	11	0.95	4.26	1.37	3.84	96
9.91	(0.41)	10	1.04	4.00	1.46	3.58	96
9.91	(0.26)	10	0.54	4.49	0.96	4.07	96

9.99	3.93	53,541	0.83	4.45	1.51	3.77	350
9.99	3.60	15,077	1.58	3.86	2.26	3.18	350
9.99	3.13	11,798	1.58	3.78	2.26	3.10	350
9.99	4.21	31,155	0.47	4.62	1.15	3.94	350
9.99	3.83	10	0.97	4.42	1.65	3.74	350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$12.93	$0.17	$—	$0.17	$(0.19)	$—	$(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

2004 - A	14.39	0.36	0.19	0.55	(1.29)	—	(1.29)
2004 - B	14.34	0.28	0.19	0.47	(1.20)	—	(1.20)
2004 - C	14.32	0.28	0.18	0.46	(1.20)	—	(1.20)
2004 - Institutional	14.37	0.43	0.20	0.63	(1.36)	—	(1.36)
2004 - Service	14.36	0.37	0.19	0.56	(1.29)	—	(1.29)

2003 - A	14.34	0.46	0.32	0.78	(0.73)	—	(0.73)
2003 - B	14.30	0.39	0.30	0.69	(0.65)	—	(0.65)
2003 - C	14.27	0.38	0.32	0.70	(0.65)	—	(0.65)
2003 - Institutional	14.33	0.56	0.30	0.86	(0.82)	—	(0.82)
2003 - Service	14.31	0.49	0.31	0.80	(0.75)	—	(0.75)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.91	1.33%	$311,900	1.01	%(c)	3.17	%(c)	1.07	%(c)	3.11	%(c)	141%
12.87	1.10	10,479	1.76	(c)	2.42	(c)	1.82	(c)	2.36	(c)	141
12.84	1.02	6,110	1.76	(c)	2.44	(c)	1.82	(c)	2.38	(c)	141
12.89	1.48	1,077,177	0.67	(c)	3.54	(c)	0.73	(c)	3.48	(c)	141
12.88	1.27	380	1.17	(c)	3.03	(c)	1.23	(c)	2.97	(c)	141

12.93	4.46	324,537	1.04		2.92		1.10		2.86		116
12.88	3.59	11,127	1.79		2.13		1.85		2.07		116
12.86	3.69	5,282	1.79		2.13		1.85		2.07		116
12.91	4.76	1,089,450	0.68		3.30		0.74		3.24		116
12.90	4.31	376	1.18		2.75		1.24		2.69		116

12.74	2.07	252,962	1.05		2.63		1.17		2.51		97
12.70	1.36	17,716	1.80		1.89		1.93		1.76		97
12.67	1.28	6,908	1.80		1.89		1.93		1.76		97
12.73	2.53	590,541	0.68		3.00		0.80		2.88		97
12.71	1.93	435	1.18		2.51		1.31		2.38		97

13.25	4.56	173,712	1.08		2.36		1.32		2.12		137
13.20	3.72	24,819	1.83		1.61		2.07		1.37		137
13.18	3.80	8,370	1.83		1.61		2.07		1.37		137
13.23	4.90	214,410	0.69		2.70		0.91		2.48		137
13.22	4.38	463	1.19		2.26		1.43		2.02		137

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

14.39	5.45	224,553	1.35		3.15		1.74		2.76		106
14.34	4.87	37,118	1.85		2.64		2.24		2.25		106
14.32	4.96	11,238	1.85		2.64		2.24		2.25		106
14.37	6.07	90,368	0.70		3.82		1.09		3.43		106
14.36	5.61	609	1.20		3.37		1.59		2.98		106

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds
In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund and Goldman Sachs Global Income Fund, (collectively the “Goldman Sachs Multi Sector Fixed Income Funds”), portfolios of the Goldman Sachs Trust at March 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Multi Sector Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Core Plus Fixed Income Fund, the financial statements of the Goldman Sachs Multi Sector Fixed Income Funds as of October 31, 2006 and for the period then ended, and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 30, 2008

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended March 31, 2008
          As a shareholder of Class A, Class B, Class C, Institutional, Service, Class R or Class IR Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund

				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 months	Beginning	Ending		6 months	Beginning	Ending		6 months
	Account Value	Account Value		ended	Account Value	Account Value		ended	Account Value	Account Value		ended
Share Class	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*

Class A
Actual	$1,000.00	$996.30		$3.93	$1,000.00	$1,013.80		$4.04	$1,000.00	$1,018.40		$5.10
Hypothetical 5% return	1,000.00	1,021.06	+	3.98	1,000.00	1,020.98	+	4.06	1,000.00	1,019.95	+	5.10

Class B
Actual	1,000.00	992.70		7.67	1,000.00	1,011.10		7.82	1,000.00	1,014.70		8.87
Hypothetical 5% return	1,000.00	1,017.30	+	7.76	1,000.00	1,017.23	+	7.84	1,000.00	1,016.20	+	8.87

Class C
Actual	1,000.00	991.70		7.66	1,000.00	1,011.00		7.81	1,000.00	1,014.70		8.87
Hypothetical 5% return	1,000.00	1,017.01	+	7.76	1,000.00	1,017.23	+	7.84	1,000.00	1,016.20	+	8.88

Institutional
Actual	1,000.00	997.10		2.24	1,000.00	1,016.60		2.33	1,000.00	1,020.20		3.39
Hypothetical 5% return	1,000.00	1,022.76	+	2.26	1,000.00	1,022.69	+	2.34	1,000.00	1,021.64	+	3.39

Service
Actual	1,000	994.60		4.72	1,000.00	1,014.20		4.65	1,000.00	1,017.70		5.84
Hypothetical 5% return	1,000	1,020.27	+	4.78	1,000.00	1,020.38	+	4.67	1,000.00	1,019.22	+	5.84

Class R#
Actual	1,000.00	971.00		3.25	1,000.00	995.90		3.51	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,013.50	+	3.32	1,000.00	1,013.29	+	3.54	N/A	N/A		N/A

Class IR#
Actual	1,000.00	972.50		1.83	1,000.00	997.40		1.93	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.80	+	1.87	1,000.00	1,016.80	+	1.95	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/08. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class R	Class IR

Core Fixed Income	0.78%	1.53%	1.53%	0.44%	0.94%	1.03%	0.53%
Core Plus Fixed Income	0.79	1.54	1.54	0.45	0.95	1.04	0.54
Global Income	1.01	1.76	1.76	0.67	1.17	N/A	N/A

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Class R and Class IR commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1].	100	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	100	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of March 31, 2008, the Trust consisted of 88 portfolios (of which 83 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government
Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities
Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪  Local Emerging Markets
Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap
Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap
Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed
Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-8686.MF.TMPL MSFIAR / 55.4K/ 04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$88,500	$1,995,700	Financial statement audits

Audit-Related Fees:

• PwC	$0	$249,000	Other attest services

Tax Fees:

• PwC	$0	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$0	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$0	$199,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 5 months ended March 31, 2008 and the twelve months ended December 31, 2007 were approximately $0 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2008